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PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Piper Jaffray Companies
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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800 Nicollet Mall, Suite 800
Mail Stop J09SSH
Minneapolis, Minnesota 55402
612 303-6000

March 22, 2013

Dear Shareholders:

        You are cordially invited to join us for our 2013 annual meeting of shareholders, which will be held on Wednesday, May 8, 2013, at 2:30 p.m., Central Time, in the Huber Room on the 12th floor of our Minneapolis headquarters in the U.S. Bancorp Center, 800 Nicollet Mall, Minneapolis, Minnesota. The Notice of Annual Meeting of Shareholders and the proxy statement that follow describe the business to be conducted at the meeting.

        We are furnishing our proxy materials to you over the Internet, which will reduce our costs and the environmental impact of our annual meeting. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials to you, which contains instructions on how to access our proxy statement and annual report and vote online. The Notice of Availability also contains instructions on how to request a printed set of proxy materials.

        Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote your shares promptly. You may vote your shares using a toll-free telephone number or the Internet. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding the three methods of voting are contained on the Notice of Availability and the proxy card.

        We look forward to seeing you at the annual meeting.

Sincerely,

Andrew S. Duff Chairman and Chief Executive Officer

800 Nicollet Mall, Suite 800
Mail Stop J09SSH
Minneapolis, Minnesota 55402
612 303-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Date and Time:	Wednesday, May 8, 2013, at 2:30 p.m., Central Time
Place:	The Huber Room in our Minneapolis Headquarters 12th Floor, U.S. Bancorp Center 800 Nicollet Mall Minneapolis, MN 55402
Items of Business:	1.	The election of eight directors, each for a one-year term.
	2.	Ratification of the selection of Ernst & Young LLP as the independent auditor of Piper Jaffray Companies for the fiscal year ending December 31, 2013.
	3.	Approval of our Amended and Restated 2003 Annual and Long-Term Incentive Plan.
	4.	An advisory vote to approve the compensation of the officers disclosed in the attached proxy statement, or a "say-on-pay" vote.
	5.	Any other business that may properly be considered at the meeting or any adjournment or postponement of the meeting.
Record Date:	You may vote at the meeting if you were a shareholder of record at the close of business on March 13, 2013.
Voting by Proxy:
Whether or not you plan to attend the annual meeting, please vote your shares by proxy to ensure they are represented at the meeting. You may submit your proxy vote by telephone or Internet, as described in the Notice of Internet Availability of Proxy Materials and the following proxy statement, by no later than 11:59 p.m. Eastern Daylight Time on Tuesday, May 7, 2013. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. The envelope is addressed to our vote tabulator, Broadridge Financial Solutions, Inc., and no postage is required if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting to be held on May 8, 2013

        Our proxy statement and 2012 annual report are available at www.piperjaffray.com/proxymaterials

By Order of the Board of Directors

John W. Geelan Secretary

March 22, 2013

PROXY STATEMENT

i

ii

PROXY STATEMENT
2013 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2013

        The Board of Directors of Piper Jaffray Companies is soliciting proxies for use at the annual meeting of shareholders to be held on May 8, 2013, and at any adjournment or postponement of the meeting. Notice of Internet Availability of Proxy Materials, which contains instructions on how to access this proxy statement and our annual report online, is first being mailed to shareholders on or about March 22, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

        At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders, and management will report on matters of current interest to our shareholders and respond to questions from our shareholders. The matters outlined in the notice include the election of directors, the ratification of the selection of our independent auditor for 2013, approval of the amendment and restatement of our Amended and Restated 2003 Annual and Long-Term Incentive Plan (the "Incentive Plan") and an advisory vote to approve the compensation of our officers disclosed in this proxy statement, or a "say-on-pay" vote.

Who is entitled to vote at the meeting?

        The Board has set March 13, 2013 as the record date for the annual meeting. If you were a shareholder of record at the close of business on March 13, 2013, you are entitled to vote at the meeting. As of the record date, 17,676,991 shares of common stock, representing all of our voting stock, were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

        Holders of our common stock are entitled to one vote per share. Therefore, a total of 17,676,991 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

        In accordance with our bylaws, shares equal to a majority of the voting power of the outstanding shares of common stock entitled to vote generally in the election of directors as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

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  you are present and vote in person at the meeting; or

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  you have properly and timely submitted your proxy as described below under "How do I submit my proxy?"

What is a proxy?

        It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote." Two executive officers have been designated as proxies for our 2013 annual meeting of shareholders. These executive officers are John W. Geelan and Debbra L. Schoneman.

 What is a proxy statement?

        It is a document that we are required to make available to you by Internet or, if you request, by mail in accordance with regulations of the Securities and Exchange Commission, when we ask you to designate proxies to vote your shares of Piper Jaffray Companies common stock at a meeting of our shareholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the Securities and Exchange Commission and rules of the New York Stock Exchange.

Why did I receive a one-page Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

        As permitted by Securities and Exchange Commission rules, we have elected to provide access to our proxy materials over the Internet, which reduces our costs and the environmental impact of our annual meeting. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners who have not previously requested a printed set of proxy materials. The Notice of Availability contains instructions on how to access our proxy statement and annual report and vote online, as well as instructions on how to request a printed set of proxy materials.

How can I get electronic access to the proxy materials if I don't already receive them via e-mail?

        To get electronic access to the proxy materials, you will need your control number, which was provided to you in the Notice of Internet Availability of Proxy Materials or the proxy card included in your printed set of proxy materials. Once you have your control number, you may either go to www.proxyvote.com and enter your control number when prompted, or send an e-mail requesting electronic delivery of the materials to sendmaterial@proxyvote.com.

What is the difference between a shareholder of record and a "street name" holder?

        If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under "How do I submit my proxy?"

How do I submit my proxy?

        If you are a shareholder of record, you can submit a proxy to be voted at the meeting in any of the following ways:

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  through the Internet using www.proxyvote.com;

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  over the telephone by calling a toll-free number; or

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  if you receive a paper copy of the proxy card after requesting the proxy materials by mail, you may sign, date and mail the proxy card.

To vote by Internet or telephone, you will need to use a control number that was provided to you by our vote tabulator, Broadridge Financial Solutions, and then follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly. If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee, which is similar to the voting procedures for shareholders of record. However, if you request the proxy materials by mail after receiving a Notice of Internet Availability of Proxy Materials from your broker, bank, trust or other nominee, you will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your shares.

How do I vote if I hold shares in the Piper Jaffray Companies Retirement Plan or U.S. Bank 401(k) Savings Plan?

        If you hold shares of Piper Jaffray common stock in the Piper Jaffray Companies Retirement Plan or U.S. Bank 401(k) Savings Plan, the submission of your proxy by Internet or telephone or your completed proxy card will serve as voting instructions to the respective plan's trustee. Your voting instructions must be received at least five days prior to the annual meeting in order to count. In accordance with the terms of the Piper Jaffray Companies Retirement Plan and U.S. Bank 401(k) Savings Plan, the trustee of each plan will vote all of the shares held in the plan in the same proportion as the actual proxy votes submitted by plan participants at least five days prior to the annual meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or printed set of proxy materials?

        If you receive more than one Notice of Internet Availability of Proxy Materials or printed set of proxy materials, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, vote once for each control number you receive as described above under "How do I submit my proxy?"

Can I vote my shares in person at the meeting?

        If you are a shareholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you submit your proxy as described above so your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and later decide to vote in person at the annual meeting, the vote you submit at the meeting will override your proxy vote.

        If you are a street name holder, you may vote your shares in person at the meeting only if you obtain and bring to the meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

        If you are a participant in the Piper Jaffray Companies Retirement Plan or U.S. Bank 401(k) Savings Plan, you may submit voting instructions as described above, but you may not vote your Piper Jaffray shares held in the Piper Jaffray Companies Retirement Plan or U.S. Bank 401(k) Savings Plan in person at the meeting.

How does the Board recommend that I vote?

        The Board of Directors recommends a vote:

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  FOR all of the nominees for director;

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  FOR the ratification of the selection of Ernst & Young LLP as the independent auditor of Piper Jaffray Companies for the year ending December 31, 2013;

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  FOR approval of the Incentive Plan, which will preserve our ability to qualify incentive compensation paid under the Incentive Plan as tax-deductible "performance-based compensation" for purposes of

    Section 162(m) of the Internal Revenue Code and make certain other changes to the Incentive Plan; and

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  FOR the advisory approval of the compensation of our officers included in this proxy statement.

What if I do not specify how I want my shares voted?

        If you are a shareholder of record and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular matter, we will vote your shares as follows:

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  FOR all of the nominees for director;

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  FOR the ratification of the selection of Ernst & Young LLP as the independent auditor of Piper Jaffray Companies for the year ending December 31, 2013;

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  FOR approval of the Incentive Plan; and

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  FOR the advisory approval of the compensation of our officers included in this proxy statement.

        Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the annual meeting.    If you are a street name holder and fail to instruct the shareholder of record how you want to vote your shares on a particular matter, those shares are considered to be "uninstructed." New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote "uninstructed" shares held by them on behalf of their clients who are street name holders. Other than the ratification of the selection of Ernst & Young LLP as our independent auditor for the year ending December 31, 2013, the rules do not permit member brokers to exercise voting discretion as to the uninstructed shares on any matter included in the notice of meeting. With respect to the ratification of the selection of Ernst & Young LLP as our independent auditor for the year ending December 31, 2013, the rules permit member brokers (other than our broker-dealer subsidiary, Piper Jaffray & Co.) to exercise voting discretion as to the uninstructed shares. For matters with respect to which the broker, bank or other nominee does not have voting discretion or has, but does not exercise, voting discretion, the uninstructed shares will be referred to as a "broker non-vote." For more information regarding the effect of broker non-votes on the outcome of the vote, see below under "How are votes counted?"

        Our broker-dealer subsidiary, Piper Jaffray & Co., is a member broker of the New York Stock Exchange and may be a shareholder of record with respect to shares of our common stock held in street name on behalf of Piper Jaffray & Co. clients. Because Piper Jaffray & Co. is our affiliate, New York Stock Exchange rules prohibit Piper Jaffray & Co. from voting uninstructed shares even on routine matters. Instead, Piper Jaffray & Co. may vote uninstructed shares on such matters only in the same proportion as the shares represented by the votes cast by all shareholders of record with respect to such matters.

Can I change my vote after submitting my proxy?

        Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:

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  by submitting a later-dated proxy by Internet or telephone before 11:59 p.m. Eastern Daylight Time on Tuesday, May 7, 2013;

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  by submitting a later-dated proxy to the corporate secretary of Piper Jaffray Companies, which must be received by us before the time of the annual meeting;

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  by sending a written notice of revocation to the corporate secretary of Piper Jaffray Companies, which must be received by us before the time of the annual meeting; or

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  by voting in person at the meeting.

 What vote is required to approve each item of business included in the notice of meeting?

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  The eight director nominees who receive the most votes cast at the meeting in person or by proxy will be elected.

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  The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of our independent auditor and to amend and restate the Incentive Plan.

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  If the advisory vote on the compensation of our officers included in this proxy statement receives more votes "for" than "against," then it will be deemed to be approved.

        The advisory vote on the compensation of our executives is not binding on us or the Board, but we will consider the shareholders' advisory input on this matter when establishing compensation for our executive officers in future years.

How are votes counted?

        You may either vote "FOR" or "WITHHOLD" authority to vote for each director nominee. You may vote "FOR," "AGAINST" or "ABSTAIN" on the other proposals. If you properly submit your proxy but withhold authority to vote for one or more director nominees or abstain from voting on the other proposals, your shares will be counted as present at the meeting for the purpose of determining a quorum and for the purpose of calculating the vote on the particular matter(s) with respect to which you abstained from voting or withheld authority to vote. If you do not submit your proxy or voting instructions and also do not vote by ballot at the annual meeting, your shares will not be counted as present at the meeting for the purpose of determining a quorum unless you hold your shares in street name and the broker, bank, trust or other nominee has discretion to vote your shares and does so. For more information regarding discretionary voting, see the information above under "What if I do not specify how I want my shares voted?"

        If you withhold authority to vote for one or more of the director nominees or you do not vote your shares on this matter (whether by broker non-vote or otherwise), this will have no effect on the outcome of the vote. With respect to the proposals to ratify the selection of Ernst & Young LLP as our independent auditor and to amend and restate the Incentive Plan, if you abstain from voting, doing so will have the same effect as a vote against the proposal, but if you do not vote your shares (or, for shares held in street name, if you do not submit voting instructions and your broker, bank, trust or other nominee does not or may not vote your shares), this will have no effect on the outcome of the vote. With respect to the proposal to approve the advisory say-on-pay vote, if you abstain from voting or if you do not vote your shares or submit voting instructions, this will have no effect on the outcome of the vote.

How can I attend the meeting?

        All of our shareholders are invited to attend the annual meeting. You may be asked to present valid photo identification, such as a driver's license or passport, before being admitted to the meeting. If you hold your shares in street name, you also may be asked to present proof of ownership to be admitted to the meeting. A brokerage statement or letter from your broker, bank, trust or other nominee are examples of proof of ownership. To help us plan for the meeting, please let us know whether you expect to attend, by responding affirmatively when prompted during Internet or telephone voting or by marking the attendance box on the proxy card.

Who pays for the cost of proxy preparation and solicitation?

        Piper Jaffray pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the annual meeting for a fee of approximately $15,000 plus reimbursement of out-of-pocket expenses. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

ITEM 1 — ELECTION OF DIRECTORS

        The number of directors currently serving on our Board of Directors is ten. Frank L. Sims and Jean M. Taylor, who currently serve on our Board of Directors, will not be standing for re-election at the 2013 annual meeting of shareholders. Effective at the close of the annual meeting, the size of our Board of Directors will be decreased to eight directors. Upon the recommendation of the Nominating and Governance Committee, the Board has nominated eight current members of the Board for election at the 2013 annual meeting, who are Andrew S. Duff, Michael R. Francis, B. Kristine Johnson, Addison L. Piper, Lisa K. Polsky, Philip E. Soran, Michele Volpi and Hope B. Woodhouse. Each of these individuals will be a candidate for election to the Board to serve until our 2014 annual meeting of shareholders or until his or her successor is elected and qualified. Each of the nominees has agreed to serve as a director if elected. The eight nominees receiving a plurality of the votes cast at the meeting in person or by proxy will be elected. Proxies may not be voted for more than eight directors. If, for any reason, any nominee becomes unable to serve before the annual meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our Board of Directors.

        Philip E. Soran was appointed to the Board of Directors on February 5, 2013. He was initially recommended to the Board of Directors as a candidate by one of our non-management directors.

        The Board of Directors recommends a vote FOR the election of the eight director nominees. Proxies will be voted FOR the election of the eight nominees unless otherwise specified.

        Following is biographical information for each of the nominees for election as a director.

        ANDREW S. DUFF:    Age 55, chairman and chief executive officer since December 31, 2003. Mr. Duff became chairman and chief executive officer of Piper Jaffray Companies following completion of our spin-off from U.S. Bancorp on December 31, 2003. He has served as chairman of our broker-dealer subsidiary since 2003, as chief executive officer of our broker-dealer subsidiary since 2000 and as president of our broker-dealer subsidiary since 1996. He has been with Piper Jaffray since 1980. Prior to the spin-off from U.S. Bancorp, Mr. Duff also was a vice chairman of U.S. Bancorp from 1999 through 2003.

        MICHAEL R. FRANCIS:    Age 50, director since December 31, 2003. Mr. Francis has served as global brand officer of DreamWorks Animation SKG since December 2012. In June 2012, prior to joining DreamWorks, Mr. Francis founded Farview Associates, LLC, a global brand agency. From October 2011 to June 2012, Mr. Francis served as president of J.C. Penney Company, Inc., a department store and online retail company. Prior to joining J.C. Penney, Mr. Francis was the executive vice president and chief marketing officer for Target Corporation from August 2008 to October 2011. He previously served Target Corporation as executive vice president, marketing from 2003 until August 2008, senior vice president, marketing from 2001 to 2003, and as senior vice president, marketing and visual presentation of the department store division from 1995 to 2001. Prior to that, he held a variety of positions within Target Corporation. Mr. Francis served as a director of Lenox Group, Inc. (formerly known as Department 56, Inc.), a publicly traded company, from July 2001 through September 2005.

        B. KRISTINE JOHNSON:    Age 61, director since December 31, 2003. Since 2000, Ms. Johnson has been president of Affinity Capital Management, a Minneapolis-based venture capital firm that invests primarily in seed and early-stage health care companies in the United States. Ms. Johnson served as a consultant to Affinity Capital Management in 1999. Prior to that, she was employed for 17 years at Medtronic, Inc., a manufacturer of cardiac pacemakers, neurological and spinal devices and other medical products, serving most recently as senior vice president and chief administrative officer from 1998 to 1999. Her experience at Medtronic also included service as president of the vascular business and president of the tachyarrhythmia management business, among other roles. Ms. Johnson currently serves on the board of directors for The Spectranetics Corporation, a medical device company, and served as a director of ADC Telecommunications, Inc. from 1990 through 2006.

        ADDISON L. PIPER:    Age 66, director since December 31, 2003. Mr. Piper retired from Piper Jaffray effective at the end of 2006, having served as vice chairman of Piper Jaffray Companies since the completion of our spin-off from U.S. Bancorp on December 31, 2003. He worked for Piper Jaffray from 1969 through 2006, serving as assistant equity syndicate manager, director of securities trading and director of sales and marketing. He served as chief executive officer from 1983 to 2000 and as chairman from 1988 to 2003. From 1998 through August 2006, Mr. Piper had responsibility for our venture and private capital fund activities. Mr. Piper served as a member of the board of directors of Renaissance Learning from 2001 until October 2011.

        LISA K. POLSKY:    Age 56, director since May 2, 2007. Since May 2010, Ms. Polsky has been executive vice president, chief risk officer of CIT Group, Inc., a bank holding company that focuses on small business and middle market lending and financing. Prior to joining CIT Group, Ms. Polsky worked at Jane Street Capital, LLC, a New York-based quantitative proprietary trading firm, from February 2009 until May 2010. From March 2008 until joining Jane Street Capital, she served as partner and head of global investment solutions for Duff Capital Advisors, which provided portfolio solutions to funding liabilities and fulfilling investment needs, particularly in the retirement space. She previously served as the president of Polsky Partners, a New York-based consulting firm specializing in hedge fund allocation, risk management and valuation policy, which she founded in 2002. Ms. Polsky also has served as managing director, head of client financing services and head of leveraged client channel with Merrill Lynch & Co., Inc. from 2000 to 2002, and as managing director, chief risk officer, head of risk policy, chief derivative strategist and head of product development at Morgan Stanley DW Inc. from 1996 to 2000. Ms. Polsky served as a member of the board of directors of thinkorswim Group Inc. from 2007 until June 2009 while it was a publicly traded company.

        PHILIP E. SORAN:    Age 56, director since February 5, 2013. Mr. Soran served as president, chief executive officer and a director of Compellent Technologies, Inc., a Minnesota-based publicly traded company which he co-founded in March 2002, until its acquisition by Dell Inc. in February 2011. Following the acquisition, he served as the president of Dell Compellent from February 2011 to March 2012. From July 1995 to August 2001, Mr. Soran served as president, chief executive officer and a member of the board of directors of Xiotech, which Mr. Soran co-founded in July 1995. Xiotech was acquired by Seagate in January 2000. From October 1993 to April 1995, Mr. Soran served as executive vice president of Prodea Software Corporation, a data warehousing software company. Mr. Soran also held a variety of management, sales, marketing and technical positions with IBM. Mr. Soran currently serves on the board of directors for Hutchinson Technology, Inc., a technology manufacturer, and SPS Commerce, Inc., a provider of on-demand supply chain management solutions.

        MICHELE VOLPI:    Age 49, director since February 3, 2010. Since October 2011, Mr. Volpi has served as the chief executive officer of Betafence, a global provider of fencing solutions. Prior to joining Betafence, Mr. Volpi served as the president and chief executive officer and as a director of H.B. Fuller Company from December 2006 to November 2010. H.B. Fuller and its subsidiaries manufacture and market adhesives and specialty chemical products worldwide. Prior to becoming president and chief executive officer, he was group president, general manager of the global adhesives division of H.B. Fuller from December 2004 to December 2006. Mr. Volpi also served as global strategic business unit manager, assembly for H.B. Fuller from June 2002 to December 2004. From 1999 to June 2002, Mr. Volpi served as general manager, marketing for General Electric Company. He currently serves as a member of the board of directors of Saipem, S.p.A.

        HOPE B. WOODHOUSE:    Age 56, director since September 22, 2011. Ms. Woodhouse most recently served as the chief operating officer of Bridgewater Associates, LP, a large investment advisory firm, a position she held from 2005 to 2008. Prior to that, Ms. Woodhouse served as the president and chief operating officer of Auspex Group, L.P., a global macro hedge fund, and as the chief operating officer of Soros Fund Management LLC, a privately owned hedge fund sponsor. Ms. Woodhouse also held a variety of positions at Salomon Brothers Inc. from 1983 to 1998, including serving as managing director of the global finance department from 1997 to 1998. Ms. Woodhouse currently serves on the board of directors for Two Harbors Investment Corp., a real estate investment trust focused on residential mortgage-backed securities.

        Each nominee brings unique capabilities to the Board. The Board believes the nominees as a group have the experience and skills in areas such as general business management, corporate governance, leadership development, investment banking, asset management, finance and risk management that are necessary to effectively oversee our company. In addition, the Board believes that each of our directors possesses high standards of ethics, integrity and professionalism, sound judgment, community leadership and a commitment to representing the long-term interests of our shareholders. The following is information as to why each nominee should serve as a director of our company:

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  Mr. Duff has been our chairman and chief executive officer since our spin-off from U.S. Bancorp in 2003, and has more than 30 years of experience in the capital markets industry with Piper Jaffray. The Board believes he has the knowledge of our company and its business necessary to help formulate and execute our business plans and growth strategies.

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  Mr. Francis provides the Board with extensive marketing knowledge and expertise from his more than 25 years in the retail industry, including his service as president of J.C. Penney Company, Inc., and as chief marketing officer for Target Corporation. Through his current role with DreamWorks, Mr. Francis serves as an executive officer for a company within one of our focus industries for investment banking. More broadly, his role with DreamWorks, as well as his prior service as an executive officer of Target and J.C. Penney, provide him with significant senior-level management experience with public companies that is valuable to the Board and our management. Mr. Francis also has prior experience as a public company director.

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  Ms. Johnson has extensive experience in both the health care industry and the venture capital business, with the health care industry being one of our primary areas of focus. She has served as president of a venture capital firm investing in health care companies and as a senior officer in various roles at Medtronic, a global leader in medical technology and a Minnesota-based public company. Her deep ties to the health care industry and the venture capital business provide the Board with valuable insights and knowledge, both from a client and public company perspective. Ms. Johnson also has prior experience as a public company director in the telecommunications and industrial manufacturing industries.

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  Mr. Piper has been a part of our company since 1969, serving in many roles, including chief executive officer from 1983 to 2000 and vice chairman following our spin-off from U.S. Bancorp until his retirement. His experience with the company provides deep institutional knowledge as well as a comprehensive understanding of the financial services industry. Mr. Piper also has experience as a public company director, having served on the board of directors of Renaissance Learning, an education software company, from July 2001 until its sale in October 2011.

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  Ms. Polsky has extensive experience in the financial services industry, having served as a managing director at both Morgan Stanley and Merrill Lynch. Ms. Polsky currently serves as chief risk officer of

    CIT Group, a position she previously held at Morgan Stanley, providing valuable experience and insights relating to risk management, an important discipline for a securities firm such as our company. Ms. Polsky's significant financial experience caused the Board to determine that she is an audit committee financial expert under applicable rules of the Securities and Exchange Commission. Ms. Polsky also has experience as a public company director, having served on the board of directors of thinkorswim Group Inc., an online brokerage specializing in options, from 2007 until its sale to TD Ameritrade in June 2009.

  •
  Mr. Soran's experience founding and building technology companies provides meaningful strategic guidance to the Board and management, and his experience in the technology industry is valuable to the Company as it is focus area for our investment banking business. He also has extensive management experience as a chief executive officer of a publicly traded company of a similar size to that of our company. Mr. Soran's perspectives as a member of the board of directors of two other publicly traded companies also provide valuable insights to the Board.

  •
  Mr. Volpi has significant international management experience, currently serving as chief executive officer of Betafence, a global provider of fencing solutions located in Belgium, and previously serving as the president and chief executive officer and a director of H.B. Fuller Company, a large, global public company based in Minnesota. His international experience and extensive management skills provide valuable perspective and insight to our management and to the Board.

  •
  Ms. Woodhouse has more than 25 years of experience in the financial services industry, most recently serving as chief operating officer of Bridgewater Associates, LP, a large global hedge fund. Her deep experience at leading, global alternative asset management firms and broker-dealers provides the Board valuable perspectives on the Company's operations and strategic decisions. Ms. Woodhouse's significant financial experience caused the Board to determine that she is an audit committee financial expert under applicable rules of the Securities and Exchange Commission.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Compensation, and Nominating and Governance. Each of the standing committees has adopted and operates under a written charter, and, annually in November, each committee reviews its charter, performs a self-evaluation and establishes a plan for committee activity for the upcoming year. The committee charters are all available on our website at www.piperjaffray.com, together with our Corporate Governance Principles, Director Independence Standards, Director Nominee Selection Policy, Procedures for Contacting the Board of Directors, Codes of Ethics and Business Conduct, and Complaint Procedures Regarding Accounting and Auditing Matters.

Codes of Ethics and Business Conduct

        We have adopted a Code of Ethics and Business Conduct applicable to our employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and other employees performing similar functions, and a separate Code of Ethics and Business Conduct applicable to our directors. Directors who also serve as officers of Piper Jaffray must comply with both codes. Both codes are available on our website at www.piperjaffray.com. We will post on our website at www.piperjaffray.com or file a Form 8-K with the Securities and Exchange Commission disclosing any amendment to, or waiver from, a provision of either of our Codes of Ethics and Business Conduct within four business days following the date of such amendment or waiver.

 Director Independence

        Under applicable rules of the New York Stock Exchange, a majority of the members of our Board of Directors must be independent, and no director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with Piper Jaffray. To assist the Board with these determinations, the Board has adopted Director Independence Standards, which are available on our website at www.piperjaffray.com.

        The Board has affirmatively determined, in accordance with our Director Independence Standards, that none of our non-employee directors has a material relationship with Piper Jaffray and that each of them is independent. When determining the independence of our independent directors, the Board considered the following types of transactions or arrangements: (i) with respect to Ms. Johnson, Ms. Polsky and Mr. Volpi, the Board considered immaterial commercial relationships (i.e., less than $2,500 in each case) involving Piper Jaffray and the directors or the director's primary business affiliation, (ii) with respect to Ms. Johnson and Ms. Taylor, the Board considered immaterial commercial relationships between Piper Jaffray and companies with which an immediate family member of the director is associated, (iii) with respect to Messrs. Francis, Piper and Sims, and Ms. Johnson and Ms. Taylor, the Board considered immaterial relationships between Piper Jaffray and charitable foundations or other non-profit organizations with which each of those directors is associated, and (iv) with respect to Ms. Johnson, Mr. Piper and Ms. Woodhouse, the Board considered each person's service on the board of directors of an entity that has a commercial relationship with Piper Jaffray. All of these relationships are deemed to be immaterial under our Director Independence Standards.

        Mr. Duff cannot be considered an independent director under New York Stock Exchange corporate governance rules because he is employed as our chief executive officer.

Board Leadership Structure and Lead Director

        Since our spin-off from U.S. Bancorp, Mr. Duff has served in the combined roles of chairman and chief executive officer. Since 2006, the Board has appointed a lead director of the Board. Ms. Johnson currently serves as the lead director. The lead director has the following duties and responsibilities, as described in our Corporate Governance Principles:

  •
  presides at all meetings of the Board at which the chairman is not present, including executive sessions of the independent directors, and coordinates the agenda for and moderates these executive sessions;

  •
  serves formally as a liaison between the chief executive officer and the independent directors;

  •
  monitors Board meeting schedules and agendas to ensure that appropriate matters are covered and that there is sufficient time for discussion of all agenda items;

  •
  monitors information sent to the Board and advises the chairman as to the quality, quantity and timeliness of the flow of information;

  •
  has authority to call meetings of the independent directors; and

  •
  if requested by major shareholders, makes herself available for consultation and direct communication.

        We believe that Mr. Duff's combined service as chairman and chief executive officer creates unified leadership for the Board and the company, with one cohesive vision for our organization. This leadership structure, which is common among U.S.-based publicly traded companies, demonstrates to our clients, employees and shareholders that the company is under strong leadership. As chairman and chief executive officer, Mr. Duff helps shape the strategy ultimately set by the entire Board and also leverages his operational experience to balance growth and risk management. We believe the oversight provided by the Board's independent directors, the work of the Board's committees described below and the coordination between the chief executive officer and the independent directors conducted by the lead director help provide effective oversight of our company's strategic plans and operations. We believe having one person serve as chairman and chief executive officer is in the best interests of our company and our shareholders at this time.

Board Involvement in Risk Oversight

        The company's management is responsible for defining the various risks facing the company, formulating risk management policies and procedures, and managing the company's risk exposures on a day-to-day basis. The Board's responsibility is to monitor the company's risk management processes by informing itself concerning the company's material risks and evaluating whether management has reasonable controls in place to address the material risks; the Board is not responsible, however, for defining or managing the company's various risks. The Audit Committee of the Board of Directors is primarily responsible for monitoring management's responsibility in the area of risk oversight, and risk management is a factor the Board and the Nominating and Governance Committee consider when determining which directors serve on the Audit Committee. Accordingly, management regularly reported to the Audit Committee on risk management during 2012. The Audit Committee, in turn, reports on the matters discussed at the committee level to the full Board. The Audit Committee and the full Board focus on the material risks facing the company, including market, credit, liquidity, legal and regulatory and operational risks, to assess whether management has reasonable controls in place to address these risks. In addition, the Compensation Committee is charged with reviewing and discussing with management whether the company's compensation arrangements are consistent with effective controls and sound risk management. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Meetings of the Outside Directors

        At both the Board and committee levels, our non-employee directors meet regularly in executive sessions in which Mr. Duff and other members of management do not participate. Ms. Johnson, our lead director, serves as the presiding director at executive sessions of the Board, and the chairperson of each committee serves as the presiding director at executive sessions of that committee. Our independent directors meet in executive session regularly without Mr. Duff, the only non-independent director under New York Stock Exchange rules.

Committees of the Board

        We have three standing committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The table below shows the current membership of these committees:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Michael R. Francis			X
B. Kristine Johnson			Chair
Lisa K. Polsky	X	X
Frank L. Sims	Chair
Philip E. Soran	X
Jean M. Taylor	X	X	X
Michele Volpi		Chair
Hope B. Woodhouse	X	X

        Effective May 8, 2013, Ms. Polsky will become chair of the Audit Committee, Mr. Volpi will join the Nominating and Governance Committee, Mr. Francis will join the Compensation Committee and Mr. Sims and Ms. Taylor will cease to serve on any committees of the Board.

  Audit Committee

        The Audit Committee's purpose is to oversee the integrity of our financial statements, the independent auditor's qualifications and independence, the performance of our internal audit function and independent auditor, and compliance with legal and regulatory requirements. The Audit Committee has sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. As discussed above, the Audit Committee is primarily responsible for monitoring management's responsibility in the area of risk oversight. The Audit Committee also meets with management and the independent auditor to review and discuss the annual audited and quarterly unaudited financial statements, reviews the integrity of our accounting and financial reporting processes and audits of our financial statements, and prepares the Audit Committee Report included in the proxy statement.

        The responsibilities of the Audit Committee are more fully described in the Committee's charter. The Audit Committee met eleven times during 2012. The Board has determined that all members of the Audit Committee are independent (as that term is defined in the applicable New York Stock Exchange rules and in regulations of the Securities and Exchange Commission), that all members are financially literate and have the accounting or related financial expertise required by the New York Stock Exchange rules, and that each of Mr. Sims, Ms. Polsky and Ms. Woodhouse is an "audit committee financial expert" as defined by regulations of the Securities and Exchange Commission.

  Compensation Committee

        The Compensation Committee discharges the Board's responsibilities relating to compensation of the executive officers, oversees succession planning for the executive officers jointly with the Nominating and Governance Committee and ensures that our compensation and employee benefit programs are aligned with our compensation and benefits philosophy. These responsibilities also include reviewing and discussing with management whether the company's compensation arrangements are consistent with effective controls and sound risk management. The Committee has full discretion to determine the amount of compensation to be paid to the executive officers. The Committee also has sole authority to evaluate the chief executive officer's performance and determine the compensation of the chief executive officer based on this evaluation. The Committee is responsible for recommending stock ownership guidelines for the executive officers and directors, for recommending the compensation and benefits to be provided to our non-employee directors, for reviewing and approving the establishment of broad-based incentive compensation, equity-based, retirement or other material employee benefit plans, and for discharging any duties under the terms of these plans.

        The Committee has delegated authority to our chief executive officer under the Incentive Plan to allocate awards to employees (other than our executive officers) in connection with our annual restricted stock grants made in the first quarter of each year (as part of the payment of incentive compensation for the preceding year). Under this delegated authority, the Committee approves the aggregate amount of equity to be awarded to all employees other than executive officers, and the chief executive officer approves the award recipients and specific amount of equity to be granted to each recipient. All other terms of the awards are determined by the Committee. The Committee also has delegated authority to the chief executive officer to grant restricted stock awards to employees other than executive officers in connection with recruiting and retention. This delegation permits the chief executive officer to determine the recipient of the award as well the amount of the award, subject to an annual share limitation set by the Committee each year. All awards granted pursuant to this delegated authority must be made in accordance with our equity grant timing policy described below in "Compensation Discussion and Analysis — Equity Grant Timing Policy." All other terms of the awards are determined by the Committee.

        The work of the Committee is supported by our human capital department, primarily through our global head of human capital, as well as by our finance department, primarily through our chief financial officer. These personnel work closely with the chief executive officer and, as appropriate, the general counsel and assistant general counsel, to prepare and present information and recommendations for review and consideration by the Committee, as described below under "Compensation Discussion and Analysis — Setting Compensation — Involvement of Executive Officers."

        The Compensation Committee has engaged an independent outside compensation consultant, Frederic W. Cook & Co., to provide strategic planning, market context, and general advice to the Committee with respect to executive compensation, as described below under "Compensation Discussion and Analysis — Setting Compensation — Compensation Consultant."

        The Compensation Committee reviews and discusses with management the disclosures regarding executive compensation to be included in our annual proxy statement, and recommends to the Board inclusion of the Compensation Discussion and Analysis in our annual proxy statement. The responsibilities of the Compensation Committee are more fully described in the Committee's charter. For more information regarding the Committee's process in setting compensation, please see "Compensation Discussion and Analysis — Setting Compensation" below. The Compensation Committee met seven times during 2012. The Board has determined that all members of the Compensation Committee are independent (as that term is defined in applicable New York Stock Exchange rules).

  Nominating and Governance Committee

        The Nominating and Governance Committee identifies and recommends individuals qualified to become members of the Board of Directors and recommends to the Board sound corporate governance principles and practices for Piper Jaffray. In particular, the Committee assesses the independence of our Board members, identifies and evaluates candidates for nomination as directors, responds to director nominations submitted by shareholders, recommends the slate of director nominees for election at the annual meeting of shareholders and candidates to fill vacancies between annual meetings, recommends qualified members of the Board for membership on committees, oversees the director orientation and continuing education programs, reviews the Board's committee structure, reviews and assesses the adequacy of our Corporate Governance Principles, reviews the annual evaluation process for the chief executive officer, the Board and Board committees, and oversees the succession planning process for the executive officers jointly with the Compensation Committee. The Nominating and Governance Committee also oversees administration of our related person transaction policy and reviews the transactions submitted to it pursuant to such policy. The responsibilities of the Nominating and Governance Committee are more fully described in the Committee's charter. The Nominating and Governance Committee met four times during 2012. The Board has determined that all members of the Nominating and Governance Committee are independent (as that term is defined in applicable New York Stock Exchange rules).

Meeting Attendance

        Our Corporate Governance Principles provide that our directors are expected to attend meetings of the Board and of the committees on which they serve, as well as our annual meeting of shareholders. Our Board of Directors held seven meetings during 2012. Each of our incumbent directors attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served during 2012, with the incumbent directors collectively attending 97.7% of the meetings of the Board of Directors and the committees on which they served during the year. All of our directors who were serving on the Board as of the date of our 2012 annual meeting of shareholders attended the meeting.

Procedures for Contacting the Board of Directors

        The Board has established a process for shareholders and other interested parties to send written communications to the Board or to individual directors. Such communications should be sent by U.S. mail to the attention of the Office of the Secretary, Piper Jaffray Companies, 800 Nicollet Mall, Suite 800, Mail Stop J09SSH, Minneapolis, Minnesota 55402. Communications regarding accounting and auditing matters will be handled in accordance with our Complaint Procedures Regarding Accounting and Auditing Matters. Other communications will be collected by the secretary of the company and delivered, in the form received, to the lead director or, if so addressed, to a specified director.

Procedures for Selecting and Nominating Director Candidates

        The Nominating and Governance Committee will consider director candidates recommended by shareholders and has adopted a policy that contemplates shareholders recommending and nominating director candidates. A shareholder who wishes to recommend a director candidate for nomination by the Board at the annual meeting of shareholders or for vacancies on the Board that arise between shareholder meetings must timely provide the Nominating and Governance Committee with sufficient written documentation to permit a determination by the Board whether such candidate meets the required and desired director selection criteria set forth in our bylaws, our Corporate Governance Principles and our Director Nominee Selection Policy described below. Such documentation and the name of the director candidate must be sent by U.S. mail to the Chairperson, Nominating and Governance Committee, c/o the Office of the Secretary, Piper Jaffray Companies, 800 Nicollet Mall, Suite 800, Mail Stop J09SSH, Minneapolis, Minnesota 55402.

        Alternatively, shareholders may directly nominate a person for election to our Board by complying with the procedures set forth in Article II, Section 2.4 of our bylaws, and with the rules and regulations of the Securities and Exchange Commission. Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a shareholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our bylaws, director nominations generally must be made pursuant to notice delivered to, or mailed and received at, our principal executive offices at the address above, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year's annual meeting of shareholders. Your notice must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

        As required by our Corporate Governance Principles and our Director Nominee Selection Policy, when evaluating the appropriate characteristics of candidates for service as a director, the Nominating and Governance Committee takes into account many factors. At a minimum, director candidates must demonstrate high standards of ethics, integrity and professionalism, independence, sound judgment, community leadership and meaningful experience in business, law or finance or other appropriate endeavor. Candidates also must be committed to representing the long-term interests of our shareholders. In addition to these minimum qualifications, the Committee considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and financial expertise, experience as a director of a public company, and diversity. The Board considers a number of factors in its evaluation of diversity, including geography, age, gender, and ethnicity. Based on these factors and the qualifications and background of each director, the Board believes that its current composition is diverse. As indicated above, diversity is one factor in the total mix of information the Board considers when evaluating director candidates. The Committee will reassess the qualifications of a director, including the director's attendance, involvement at Board and committee meetings and contribution to Board diversity, prior to recommending a director for reelection.

 Compensation Program for Non-Employee Directors

        During 2012, non-employee directors received a $60,000 annual cash retainer for service on our Board and Board committees. Also, the lead director and the chairperson of the Audit Committee each received an additional annual cash retainer of $20,000, the chairperson of the Compensation Committee received an additional annual cash retainer of $10,000, and the chairperson of the Nominating and Governance Committee received an additional annual cash retainer of $5,000. Our non-employee director compensation program provides that each non-employee director receives a $60,000 grant of stock on the date of a director's initial election or appointment to the Board for a number of shares determined by dividing $60,000 by the closing price of our common stock on the date of initial election or appointment. Directors whose service on the Board continues following each annual meeting of our shareholders receive an annual equity grant of $60,000 as of the date of the annual meeting. All equity awards granted to our non-employee directors are granted under the Incentive Plan. Non-employee directors who join our Board after the first month of a calendar year are paid a pro rata annual retainer and awarded a pro rata annual equity award based on the period they serve as a director during the year.

        Our non-employee directors may participate in the Piper Jaffray Companies Deferred Compensation Plan for Non-Employee Directors, which was designed to facilitate increased equity ownership in the company. The plan permits our non-employee directors to defer all or a portion of the cash payable to them and shares of common stock granted to them for service as a director of Piper Jaffray for any calendar year. All cash amounts and share grants deferred by a participating director are credited to a recordkeeping account and deemed invested in shares of our common stock as of the date the deferred fees otherwise would have been paid or the shares otherwise would have been issued to the director. This deemed investment is measured in phantom stock, and no shares of common stock are reserved, repurchased or issued pursuant to the plan. With respect to cash amounts that have been deferred, the fair market value of all phantom stock credited to a director's account will be paid out to the director (or, in the event of the director's death, to his or her beneficiary) in a single lump-sum cash payment following the director's cessation of service. The amount paid out will be determined based on the fair market value of the stock on the last day of the year in which the director's service with us terminates. Share amounts that have been deferred will be paid out to the director (or, in the event of the director's death, to his or her beneficiary) in the form of shares of common stock in an amount equal to the full number of shares credited to the non-employee director's account as of the last day of the year in which the cessation of service occurred. Directors who elect to participate in the plan are not required to pay income taxes on amounts or grants deferred but will instead pay income taxes on the amount of the lump-sum distribution paid to the director (or beneficiary) at the time of such payment. Our obligations under the plan are unsecured general obligations to pay in the future the value of the participant's account pursuant to the terms of the plan.

        Non-employee directors may participate in our charitable gift matching program, pursuant to which we will match a director's gifts to eligible organizations dollar for dollar from a minimum of $50 up to an aggregate maximum of $1,500 per year. We also reimburse for reasonable out-of-pocket expenses incurred in connection with their service on the Board and committees of the Board. Employees of Piper Jaffray who also serve as directors receive compensation for their service as employees, but they do not receive any additional compensation for their service as directors. No other compensation is paid to our Board members in their capacity as directors. Non-employee directors do not participate in our employee benefit plans.

        The following table contains compensation information for our non-employee directors for the year ended December 31, 2012.

Non-Employee Director Compensation for 2012

	Fees Earned or Paid in Cash
Director	Annual Retainer ($)		Additional Retainer ($)		Stock Awards(1)(2) ($)		All Other Compensation(3) ($)	Total ($)
Michael R. Francis	60,000		25,000		60,018		—	145,018
B. Kristine Johnson	60,000		9,495	(4)	60,018		1,500	131,013
Addison L. Piper	60,000		—		60,018		1,500	121,518
Lisa K. Polsky	60,000	(5)	—		60,018	(5)	—	120,018
Frank L. Sims	60,000		20,000		60,018	(5)	1,500	141,518
Jean M. Taylor	60,000		—		60,018	(5)	—	120,018
Michele Volpi	60,000		10,000		60,018		—	130,018
Hope B. Woodhouse	60,000		—		60,018	(5)	1,500	121,518

(1)
Represents the aggregate grant date fair value calculated in accordance with generally accepted accounting principles.

(2)
The aggregate number of outstanding stock and option awards granted to our non-employee directors as of December 31, 2012 is set forth in the table below. The stock award values are based on the $32.13 closing sale price of our common stock on the New York Stock Exchange on December 31, 2012, and the option award values are based on the difference between the per share exercise price of the in-the-money stock options and $32.13. The amounts for Mr. Piper include restricted stock and stock option awards granted to him in 2004, 2005 and 2006 during his tenure as an executive officer of the company.

Director	Stock Awards (#)	Year-End Value of Stock Awards ($)	Option Awards (#)	Year-End Value of Option Awards ($)
Michael R. Francis	8,983	288,624	11,880	23,538
B. Kristine Johnson	8,983	288,624	11,880	23,538
Addison L. Piper	16,278	523,012	11,614	—
Lisa K. Polsky	9,152	294,054	—	—
Frank L. Sims	8,983	288,624	11,880	23,538
Jean M. Taylor	8,983	288,624	5,963	—
Michele Volpi	6,326	203,254	—	—
Hope B. Woodhouse	6,845	219,930	—	—
(3)
Consists of charitable matching contributions made by Piper Jaffray.

(4)
Reflects a pro rata portion of the full additional annual cash retainer for the portion of the year Ms. Johnson served as lead director (August 15, 2012 — December 31, 2012).

(5)
These amounts were deferred pursuant to the Piper Jaffray Companies Deferred Compensation Plan for Non-Employee Directors.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

  2012 Financial Performance

        We generated strong performance and returns for our shareholders during 2012 as compared to 2011, and executed several strategic initiatives. The table below highlights critical aspects of our 2012 financial performance:

Metric(1)	2012	2011		% Change
Closing Stock Price (as of last trading day of period)	$32.13	$20.20		59.1%
Net Revenues	$489.0 million	$432.1 million		13.2%
Net Income/(Loss)	$47.1 million	$(90.8 million	)(2)	Not calculable
Investment Banking Revenues	$230.9 million	$200.5 million		15.2%
Institutional Brokerage Revenues	$172.0 million	$136.1 million		26.4%
Asset Management Revenues	$65.2 million	$63.3 million		3.0%
Non-Interest Operating Expenses	$419.9 million	$512.3 million	(2)	(18.0)%
Non-Compensation Expenses	$123.1 million	$247.3 million	(2)	(50.2)%

(1)
All operating metrics reflect only our continuing operations.

(2)
Includes a non-cash goodwill impairment charge, which was $118.4 million on an after-tax basis and $120.3 million on a pre-tax basis.

        We achieved these positive results despite continued macroeconomic uncertainty throughout 2012, with tepid job growth and persistently high unemployment, concerns about the budget deficit and federal spending cuts, and continued difficulties in European economies. While our businesses experienced improved equity markets in the second half of the year, the continued macroeconomic challenges were reflected in a continued lull in initial public offerings, which is a key product for our capital markets business. We mitigated the effects of this challenging operating environment through significantly improved results in fixed income institutional brokerage, public finance investment banking, and U.S. advisory services revenues, while asset management and equity investment banking were largely unchanged year-over-year. We also remained focused on effectively managing our costs, which is evidenced by the year-over-year decrease to our non-interest operating expenses from continuing operations by $92.4 million and the $124.2 million year-over-year decrease to our non-compensation expenses. On a non-GAAP basis, excluding the goodwill impairment charge noted in the table above, our non-compensation expenses decreased by 3.2% in 2012 compared to 2011. This strong financial performance significantly increased our total shareholder return, as our stock price increased 59.1% during the year and increased another 20% since the beginning of 2012 as of February 28, 2013.

        With respect to strategic execution, we added key personnel to our higher margin mergers and acquisitions advisory team and to our public finance and fixed income teams during 2012. These personnel additions contributed to the financial successes highlighted above and resulted in market share gains for our public finance operations and a ranking of second nationally based on public finance deal volume. We also reorganized our FAMCO and Advisory Research divisions within asset management, after determining that FAMCO MLP was better aligned with Advisory Research, both strategically and from a client perspective. To improve our return for shareholders, we amended and later refinanced our syndicated credit facility, providing us additional operating flexibility that ultimately permitted us to repurchase approximately $47.2 million of our common stock during 2012. Lastly, we ceased our Hong Kong capital markets business in an effort to improve profitability, and are in the process of selling the remaining FAMCO business, as it is no longer a strategic fit with our larger asset management operations.

  Overview of Compensation Governance

        Our compensation practices demonstrate sound corporate governance. We continually review our executive compensation program to ensure it reflects good governance practices and the best interests of shareholders. Our executive compensation program currently includes:

  •
  Annual incentives directly tied to profitability for each year

  •
  Long-term incentives directly tied to returns generated for our shareholders

  •
  Meaningful annual equity awards granted in lieu of — not in addition to — annual cash incentives

  •
  No stand-alone change-in-control agreements

  •
  Implementation of a "double trigger" change-in-control provision for all future equity awards

  •
  No employment agreements with our executives other than our head of asset management

  •
  Executive officers (and directors) are prohibited from hedging shares of Piper Jaffray Companies common stock

  •
  Limited perquisites

  •
  No tax gross-ups

  •
  No repricing of underwater stock options

  Overview of 2012 Compensation

        Throughout this proxy statement, we refer to our chief executive officer, chief financial officer, and each of our three other most highly compensated executive officers for 2012, as the "named executive officers." In addition to our chief executive officer and chief financial officer, this group includes our head of asset management, head of fixed income services and global co-head of investment banking and capital markets.

        The most significant actions taken in 2012 with respect to our named executive officers' compensation were:

  •
  Increases in year-over-year incentives rewarding our improved performance;

  •
  Adoption of the Piper Jaffray Companies Mutual Fund Restricted Shares Investment Plan (the "MFRS Plan"), which allows recipients of restricted stock of the company to instead elect to receive 10% to 50% of their equity grant in the form of restricted shares of selected mutual funds managed by our asset management business;

  •
  Increases to the portion of annual incentives paid to our chief executive officer and chief financial officer in the form of equity, subject to their ability to allocate a portion of the compensation they would otherwise receive in restricted stock to the MFRS Plan;

  •
  Execution of our employment agreement with Brien M. O'Brien, our head of asset management; and

  •
  Long-term incentive awards to our named executive officers other than Mr. O'Brien in the form of performance share units ("PSUs") that will be earned based on our total shareholder return measured on an absolute and relative basis compared to a our peer group over a 36-month period.

        During 2012, the Compensation Committee, which we refer to as the "Committee" in this Compensation Discussion and Analysis, the Committee increased year-over-year incentives as our financial performance for

2012 improved in almost every major category, including a 13.2% increase in net revenues from continuing operations and an increase in net income from continuing operations to $47.1 million from a net loss from continuing operations of $90.8 million in 2011. The Committee also increased the portion of the annual incentive paid to our chief executive officer in the form of equity for 2012 performance from 50% to 60%, and similarly increased the portion of the annual incentive paid to our chief financial officer in the form of equity from 40% to 50%. Our chief executive officer and chief financial officer, like all of our executive officers, may elect to receive 10% to 50% of their equity grant in the form of restricted shares of selected mutual funds managed by our asset management business pursuant the MFRS Plan. We believe the MFRS Plan will help us to attract and retain talent and the increased portion of restricted compensation strengthens the retention value of the incentive awards.

        Effective January 1, 2012, we entered into a three-year employment agreement with Brien M. O'Brien pursuant to which he serves as our head of asset management and chairman and chief executive officer of our subsidiary, Advisory Research, Inc. The agreement provides Mr. O'Brien the right to receive quarterly and annual incentive payments directly tied to the profitability of our asset management business, the business unit that he manages. We entered into this agreement as a means to retain Mr. O'Brien and incent him to sustain and grow our asset management operations, which we believe are a strategically important factor to long-term growth of our revenues and profitability.

        The Committee also awarded the named executive officers other than Mr. O'Brien a long-term incentive award in the form of PSUs, which will be earned based on our total shareholder return ("TSR") measured on an absolute and relative basis compared to our peer group over a 36-month performance period. The Committee believes these awards align the interests of the recipients and our shareholders by directly tying a portion of our named executive officer's compensation to our long-term stock performance and will incentivize the recipients to focus on creating long-term value.

Compensation Philosophy and Objectives

        Our executive compensation program is designed to drive and reward corporate performance annually and over the long term, as measured by increasing shareholder value. Compensation also must be internally equitable and externally competitive. We continually review our executive compensation program to ensure it reflects good governance practices and the best interests of shareholders, while meeting the following core objectives:

  •
  Pay for performance — A large portion of the total compensation paid to our named executive officers (other than Mr. O'Brien) is based on the profitability of the company and each business unit. Mr. O'Brien's incentive compensation is determined solely based on the profitability of our asset management business. Our named executive officers' performance is also measured against defined objectives in areas such as strategic initiatives, business performance, leadership effectiveness and people development. In 2012, we initiated a new long-term incentive award in the form of PSUs, which will be earned by our named executive officers (other than Mr. O'Brien) based on our TSR, measured on an absolute and relative basis compared to our peer group over a 36-month performance period.

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  Sustain and strengthen the franchise — Our compensation program is designed to be sufficiently competitive to allow us to attract and retain the most talented people who are committed to the long-term success of our company. Continued progress over the long term will create greater opportunity for executives, both in increased annual compensation and in the appreciation of the company's equity.

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  Align risk and reward through a blend of pay components — We are committed to using a mix of compensation components — base salary, annual incentives and long-term incentives — to create an environment that encourages increased profitability for the company without undue risk taking.

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  Align employees with shareholders — We are committed to using our compensation program to increase executive stock ownership over time and focus executives' attention on creating value for our shareholders. We believe that equity ownership directly aligns the interests of our executive officers with those of our shareholders and helps to focus our executives on creating long-term shareholder value. Also, the long-term incentive award program initiated in 2012 based on our TSR directly aligns the interests of our named executive officers with those of our shareholders by tying the value of the award to our stock performance.

Setting Compensation

        The Committee has responsibility for approving the compensation paid to our executive officers and ensuring it meets our objectives. With respect to our chief executive officer, the Committee has sole responsibility for evaluating performance and determining his compensation. In doing so, the chairperson of the Committee solicits evaluation input from each member of the Board of Directors, and also leads a discussion of the full Board reporting on the results of the annual evaluation. More generally, the Committee approves the amount of incentive compensation to be paid to our executive officers in recognition of prior-year performance, approves their base salaries for the upcoming year if there are changes and establishes performance goals under an annual incentive program. Subject to limits on the compensation that may be paid under the annual incentive program (as described below under "Compensation Program and Payouts — Annual Incentive Compensation"), the Committee has full discretion to determine the amount of compensation to be paid to the executive officers.

  Involvement of Executive Officers

        The work of the Committee is supported by our human capital department, which works closely with our chief executive officer, our chief financial officer and our general counsel. The global head of human capital, together with these executive officers, prepares and presents information and recommendations for review and consideration by the Committee in connection with its executive compensation decisions, including the performance goals to be established under the annual incentive program, financial information reviewed in connection with executive compensation decisions, the firms to be included in the compensation peer group, the performance evaluations and compensation recommendations for the executive officers, and the evaluation and compensation process to be followed by the Committee.

  Compensation Peer Group

        Our human capital department, in consultation with the Committee and the Committee's independent compensation consultant, annually identifies a compensation peer group of firms with which we compete for executive talent. As a middle-market, full-service investment bank with material asset management operations, we believe there are few other companies that are directly comparable to Piper Jaffray. Our peer group for 2012 remained unchanged from 2011 and includes companies primarily consisting of investment banks with revenues and market capitalizations similar to ours, while including representation of companies with asset management operations, which are an important portion of our business. Our peer group for 2012 consisted of the following companies, each of whom we believe are direct competitors for talent in some aspect of our business:

Cowen Group, Inc.	JMP Group Inc.
Evercore Partners Inc.	KBW, Inc.
FBR & Co.	Lazard Ltd.
Gleacher & Company, Inc.	Oppenheimer Holdings Inc.
Jefferies Group, Inc.	Stifel Financial Corp.

        We also use data from external market surveys reflecting a broad number of firms within our industry (including members of our peer group), and we may review publicly available data for similar companies that are not direct competitors to address issues we may encounter obtaining compensation information for executives holding positions comparable to our executive officers. The external market surveys that we used for 2012 were prepared by McLagan Partners and Mercer, and generally related to our industry and sub-sectors within our industry. We also used the surveys to gather market data outside of our industry in the corporate support area. This peer group and market data is an important factor considered by the Committee when setting compensation, but it is only one of multiple factors considered by the Committee, and the amount paid to each executive may be more or less than the composite market median based on individual performance, the roles and responsibilities of the executive, experience level of the individual, internal equity and other factors that the Committee deems important. As such, the Committee uses peer group and market survey information to put the total compensation proposed to be paid to each named executive officer in context of pay ranges for like positions at similar companies and to confirm that any variances from market norms are justified in light of the specific circumstances of our named executive officers.

  Compensation Consultant

        The Committee engaged Frederic W. Cook & Co., Inc. ("FWC") as its independent compensation consultant for 2012. The Committee considers advice and recommendations received from FWC in making executive compensation decisions. FWC does not provide services to us other than the advice it provides to the Committee and FWC has advised the Committee that the fees and direct expenses received from us during 2012 were immaterial as a percentage of FWC's income for the period. FWC also has advised us that neither it nor, to its knowledge, any member of its consulting team serving the Committee owns any shares or other securities of Piper Jaffray. After considering the foregoing, as well as FWC's conflict of interest policies and procedures and the lack of known business and personal relationships between FWC, its team members serving the Committee and the Committee members and our executive officers, the Committee concluded that FWC's work for the Committee does raise any conflict of interest concerns.

  Say-on-Pay

        At our 2012 annual meeting of shareholders, our say-on-pay proposal received "for" votes that represented approximately 78% of the votes cast. The Committee considered the results of the vote to be an endorsement of the Committee's handling of executive compensation matters, while continuing to look for ways to improve our executive compensation program. For example, we implemented a new long-term incentive component during 2012 in the form of PSUs that will be earned and vest based on our TSR. This long-term incentive directly aligns the interests of our named executive officers with those of our shareholders by tying the value of the award to our stock performance. Also, if the proposal to amend and restate the Incentive Plan is approved by our shareholders at the 2013 annual meeting, awards under the Incentive Plan will now have a "double trigger" change-in-control provision that will condition acceleration of vesting of the award on not only a change-in-control but also a termination of employment within 24 months of this event.

Compensation Program and Payouts

        The key components of our executive compensation program historically have been base salary and annual incentive compensation. The equity portion of our annual incentive compensation, which was a significant portion of the annual incentive compensation and was awarded in the form of restricted stock that vested over three years, served as our primary long-term incentive compensation component.

        In 2012, we added a more traditional long-term incentive component to our compensation program in the form of PSUs that will be earned and vested based on our TSR. The PSUs are incremental to the other compensation paid, and the TSR measurements for earning the PSUs are designed to reward recipients only for strong long-term performance, with the full number of PSUs being earned only if we significantly outperform our peer group and historical TSR. As discussed below, the PSUs will be earned and vest over a three-year period based on our TSR. The Committee intends to make annual long-term incentive grants to our executives similar to the 2012 PSU awards in 2013 and beyond.

        The PSU awards are intended to directly align the interests of our named executive officers with those of our shareholders by directly tying the value of the award to our stock performance. The Committee decided to measure performance both on a relative basis compared to our peer group as well as on an absolute basis to balance the desire to reward relatively superior performance, while recognizing the difficulty of constructing a peer group of comparable middle-market investment banks with material asset management operations and seeking to reward the named executive officers for creating overall shareholder value. The 36-month performance period is designed to provide management an incentive to focus on our strategic direction and long-term value creation. The Committee established the TSR measurements for earning the PSUs with the intent that the PSUs would only reward recipients for strong long-term performance, with the full number of PSUs being earned only if we significantly outperform our peer group and historical TSR.

  Base Salary

        The purpose of base salary is to provide a set amount of cash compensation for each executive that is not variable in nature and is generally competitive with the market. We increased the base salaries in 2010 as a percentage of total compensation to mitigate the potential for risk-taking generally associated with a compensation mix more heavily weighted to annual performance and in recognition of the importance of key leadership and daily accountabilities of our senior leaders. In light of the salary increases granted during 2010 and consistent with our past practice of not regularly granting salary increases, the salaries of our named executive officers other than Mr. O'Brien were unchanged for 2012 compared to 2011. We increased Mr. O'Brien's annual base salary for 2012 to $975,000 from $550,000 for 2011 to provide him a base salary and overall compensation mix we believed was necessary to retain his services.

  Annual Incentive Compensation

        Delivering a significant portion of our compensation through annual incentives reflects one of the core objectives of our compensation program, which is pay-for-performance. The Committee has established an annual incentive program that provides a significant portion of the total compensation paid to our named executive officers other than Mr. O'Brien. The objective of the program is to provide cash and equity compensation that is variable based on the achievement of annual performance goals determined each year by the Committee. The program is administered by the Committee under the Incentive Plan and is designed to comply with the requirements of Section 162(m) of the Internal Revenue Code to ensure the tax deductibility of incentive compensation paid to our named executive officers.

  2012 Program

        At the outset of each year, the Committee grants performance-based awards subject to the achievement of an annual performance goal of the company — typically a financial performance goal related to pre-tax operating income. In February 2012, the Committee granted qualified performance-based awards to our named executive officers other than Mr. O'Brien. Each award was for an amount equal to 10% of our 2012 adjusted pre-tax operating income, subject to an aggregate limitation of 25% for the group as a whole. The Committee retains sole discretion to reduce the aggregate accrual rate as well as the amount allocated to each named executive officer, and historically the Committee has exercised this negative discretion.

        The amount payable under each award principally depends on the amount of adjusted pre-tax operating income generated by the company. Adjusted pre-tax operating income equals our total revenues less our total expenses before income taxes, adjusted to eliminate certain compensation and benefits expenses and certain other expenses, losses, income or gains that are unusual in nature or infrequent in occurrence. The adjustments to eliminate certain expenses and losses that are unusual or infrequent in nature are established at the beginning of each year prior to granting the qualified performance-based awards, and the exclusion of these items from pre-tax operating income more accurately reflects our operating performance for a given year. For 2012, adjustments included the elimination of: income attributable to noncontrolling interests; amounts expensed during the year under our annual incentive program (including equity amortization expense) for executive officers; amortization expense for equity awards granted in connection with acquisitions; amounts expensed during the year in connection with the PSUs granted to our executive officers; losses related to impairment of the goodwill from our acquisition of Fiduciary Asset Management ("FAMCO"); and our pre-tax loss from the discontinued operations of our Hong Kong capital markets business.

        In applying the formula described above, our adjusted pre-tax operating income for 2012 was $80.0 million, resulting in a maximum amount payable to each award recipient of $8.0 million, subject to a maximum aggregate payout of $20.0 million for the group as a whole. Consistent with prior years, the Committee paid less than the maximum amount payable for 2012, paying an aggregate of $10.8 million, or 13.5% of our adjusted pre-tax operating income for 2012. The table below sets forth a calculation of our adjusted pre-tax operating income for 2012 (in thousands):

Operating income before taxes	$39,407
Removal of net income applicable to noncontrolling interests	$(2,466)
Expense under our annual incentive program	$10,778
Amortization expense for equity awards granted in connection with acquisitions	$1,285
Expense for PSU grants	$422
Impairment of FAMCO goodwill	$5,508
Merger and restructuring expenses	$3,642
Pre-tax loss from discontinued operations of Hong Kong capital markets business (before income tax benefit of $21,069,000 from these discontinued operations)	$21,450

Adjusted pre-tax operating income	$80,026

  Brien O'Brien Incentive Compensation

        Mr. O'Brien's employment agreement provides non-discretionary formulas for his incentive payments. The agreement provides we will make quarterly cash payments to him equal to 11% of the earnings before interest, taxes, depreciation and amortization ("EBITDA") of our asset management business for the preceding quarter. This EBITDA calculation excludes the impact of Mr. O'Brien's compensation, corporate overhead allocations, certain extraordinary costs related to FAMCO, and gains or losses on investments we make in funds of our asset management business.

        In addition to the quarterly payments, the agreement provides for annual payments to Mr. O'Brien if the asset management business exceeds EBITDA performance thresholds for the year as follows:

Annual Asset Management EBITDA	Additional % of Asset Management EBITDA Payable
Equal to or less than $30 million	Nothing additional to quarterly payments
Greater than $30 million but less than or equal to $47 million	7.5% of asset management EBITDA in excess of $30 million
Greater than $47 million	Additional 7.5% of asset management EBITDA described above, plus 9.0% of asset management EBITDA exceeding $47 million

  Compensation Determinations and Relevant Factors

        When determining the amount of incentive compensation to be paid for 2012, the Committee reviewed and considered the following information:

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  for the chief executive officer, a self-evaluation, a performance review with input from his direct reports, and feedback from the full Board of Directors, gathered by the Committee chairperson, regarding performance for 2012;

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  performance evaluations of each other named executive officer prepared by the chief executive officer and the head of our human capital department;

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  the financial performance of the company and each business unit;

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  peer group financial and compensation data, including total shareholder return for the peer group as compared to the company;

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  compensation market data provided by our human capital department;

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  the recommendations of the chief executive officer regarding the incentive compensation to be paid to each executive officer (other than Mr. O'Brien) for 2012, which the Committee discussed with the chief executive officer; and

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  tally sheets specifying each element of compensation paid to the executive officers for the current and prior year and reflecting the total proposed compensation for 2012 based on the recommendations of the chief executive officer, as well as the potential compensation to be received by the executive officers under various scenarios, including a change-in-control of the company and terminations of employment under a variety of circumstances.

        In determining the payments made to our named executive officers, the Committee took into account all of the information described above and the annual incentive program provision governing the maximum aggregate amount payable under the qualified performance-based awards granted to our named executive officers other than Mr. O'Brien.

        The Committee considers all of the factors described above in exercising its discretion to determine the annual incentive compensation paid to each named executive officer other than Mr. O'Brien. For executives responsible for a business unit, payouts were impacted by the financial performance of their business unit. The following is a brief description of how the various factors impacted annual incentive compensation at an individual level:

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  Andrew S. Duff, chairman and chief executive officer.  Mr. Duff's compensation was significantly influenced by our strong profitability for 2012 compared to 2011. Our financial performance for 2012 improved in almost every major category, including a 13.2% increase in net revenues from continuing operations, an increase in net income from continuing operations to $47.1 million from a net loss from continuing operations of $90.8 million, a 70% increase in non-GAAP net income from continuing operations and an increase in our pre-tax operating margin to 14.1% from 9.3% on a non-GAAP basis. Our non-GAAP net income and pre-tax operating margin exclude the impact of a $118.4 million non-cash, after-tax goodwill impairment charge ($120.3 million pre-tax) to our capital markets segment incurred in 2011, with the substantial majority of the impaired goodwill created from the 1998 acquisition of our predecessor firm by U.S. Bancorp. Mr. Duff's compensation was also impacted by positive qualitative factors that included significantly increased market share and expansion of our public finance investment banking business, the divestiture or discontinuation of unprofitable aspects of our business, and growth in our fixed income institutional business.

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  Debbra L. Schoneman, chief financial officer.  Ms. Schoneman's compensation was significantly influenced by the improvement to our operating performance and profitability in a manner similar to Mr. Duff's. Ms. Schoneman's continued success managing our expenses, demonstrated by a 3.2% decrease to our annual non-compensation expenses for 2012 (excluding our 2011 goodwill impairment charge) while net revenues increased 13%, was a critical factor to our success for the year. The Committee also rewarded Ms. Schoneman for her efforts amending and refinancing our syndicated credit facility and managing our capital structure, such that we repurchased approximately $47.2 million of our stock in 2012.

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  Chad R. Abraham, global co-head of investment banking and capital markets.  Mr. Abraham's compensation reflected the improved performance of our equity investment banking and capital markets businesses compared to 2011. Advisory services revenues increased 15.9% to $86.2 million during 2012, while equity investment banking revenues from continuing operations were down slightly year-over-year. Non-compensation expenses for these businesses decreased year-over-year, and this reduction combined with improved advisory services revenues increased pre-tax operating income for equity investment banking and capital markets for the year. We also increased the percentage of equity financings in which we acted as book running manager, strengthening the position of our capital markets business and contributing to the segment's strong performance.

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  M. Brad Winges, head of fixed income services.  Mr. Winges compensation was primarily influenced by the significant improvement in our fixed income operations. Fixed income institutional brokerage revenues for 2012 were $119.3 million for 2012, a 54.8% increase compared to 2011. During 2012, we continued to gain market share and expand our national footprint in the public finance space, and our strategic trading activities delivered strong results for the year. Mr. Winges' efforts expanding our fixed income sales force during 2012 also positively influenced his compensation for the year.

        Mr. O'Brien's incentive compensation is not discretionary and is governed by his employment agreement as described above.

        Based on the information described above, the Committee evaluated the performance of the chief executive officer and determined his annual incentive compensation, assessed relative levels of responsibility and contribution during the year for each of the other named executive officers (other than Mr. O'Brien), and approved 2012 annual incentive compensation.

        The table below shows the annual incentive awards that were earned by each individual in 2012. This supplemental table differs from the Summary Compensation Table appearing later in the proxy statement because it shows in the "Restricted Compensation" column restricted stock awards earned in 2012 that were granted in 2013. For the year 2012, the Summary Compensation Table (in accordance with SEC rules) shows stock awards earned in 2011 and granted in 2012, not stock awards earned in 2012 and granted in 2013. Accordingly, the year-over-year changes in compensation reflect changes in amounts earned between 2012 and 2011. The table below also includes in the "Restricted Compensation" column the annual incentive compensation paid in the form of mutual fund restricted shares. The table below does not reflect the long-term incentive PSU grants made to our named executive officers during 2012. This table is not a substitute for the information required by SEC rules, specifically the Summary Compensation Table and the related tables appearing later in this proxy statement.

Supplemental Compensation Table

			Annual Incentive Compensation
Name		Base Salary	Cash Incentive	Restricted Compensation	Total Incentive	Total with Base Salary
Andrew S. Duff	2012	$650,000	$1,126,000	$1,689,000	$2,815,000	$3,455,000
	2011	$650,000	$351,000	$351,000	$702,000	$1,352,000
	2010	$608,333	$995,834	$995,833	$1,991,667	$2,600,000
Debbra L. Schoneman	2012	$500,000	$300,000	$300,000	$600,000	$1,100,000
	2011	$500,000	$45,000	$30,000	$75,000	$575,000
	2010	$391,667	$215,000	$143,333	$358,333	$750,000
Chad R. Abraham	2012	$425,000	$783,750	$641,250	$1,425,000	$1,850,000
	2011	$425,000	325,000	-0-	325,000	$750,000
Brien M. O'Brien	2012	$975,000	$4,347,369	-0-	$4,347,369	$5,322,369
	2011	$550,000	$1,893,990	-0-	$1,893,990	$2,443,990
	2010	$354,167	$3,525,398	-0-	$3,525,398	$3,879,565
M. Brad Winges	2012	$425,000	$1,845,063	$939,938	$2,785,001	$3,210,000
	2011	$425,000	$425,000	-0-	$425,000	$850,000

  Equity Awards

        Consistent with our philosophy regarding executive stock ownership, the annual incentive compensation for the named executive officers was paid out in a combination of cash and equity. The equity portion of our annual incentive awards takes the form of restricted stock, subject to the named executive officers' ability to elect to allocate a portion of the incentive award otherwise payable in restricted stock to mutual fund restricted shares pursuant to the MFRS Plan. We believe restricted stock awards, as compared to other forms of equity compensation such as stock options, best align the interests of our executive officers with those of shareholders by ensuring that the same fluctuations in our stock that affect our shareholders also directly affect the value of the awards granted to the executive officers.

        In determining the allocation between cash and equity, the Committee, together with the Nominating and Governance Committee, reviews the executive officer compensation process, which includes a review of the allocation for the prior year. The Committee also reviews the compensation mix between cash and equity for executives as part of its regular strategic review of executive compensation programs. This is to ensure the programs will incentivize executives to focus on firm-wide, long-term value creation for shareholders. Accordingly, the executives who are viewed to have the greatest ability to influence long-term, firm-wide results receive the largest allocation of equity within the company. In establishing the allocation between cash and equity, the Committee may consider historic practice, current equity ownership levels, input from its independent compensation consultant on current market practices, and the role of equity in overall executive compensation program design. The annual incentive compensation for our chief executive officer historically has been divided equally between cash and equity, but was increased to 40% cash and 60% equity for 2012, subject to his ability to participate in the MFRS Plan, as seen above in the Supplemental Compensation Table. Our executive officers, other than the chief executive officer and head of asset management, historically have received between 40% to 45% of their annual incentive compensation in equity and 55% and 60% in cash, although our chief financial officer's allocation between cash and equity was divided equally for 2012, subject to her ability to participate in the MFRS Plan. Mr. O'Brien has not received equity as a part of his incentive compensation because he received a significant ownership stake in the company as part of our acquisition of Advisory Research.

        Lastly, the number of shares of restricted stock granted to each officer was determined by dividing the total dollar value designated to be paid out to the officer in restricted stock by the closing price of our common stock on February 15, 2013, adjusted for each named executive officer's election to participate in the MFRS Plan. The restricted stock granted to the named executive officers vests in three equal annual installments.

  MFRS Plan

        During 2012, the Committee adopted the MFRS Plan. The MFRS Plan allows recipients of restricted stock of the company to instead elect to receive 10% to 50% of their equity grant in the form of restricted shares of selected mutual funds managed by our asset management business. The mutual fund restricted shares have the same restrictions that would apply to restricted stock and vest ratably over three years. We adopted the MFRS Plan to provide our executives an opportunity to diversify the equity compensation they receive, and believe the plan will help us attract and retain top talent. The MFRS Plan also capitalizes on the strength of our asset management business by allowing us to offer a compensation plan that most of our competitors cannot provide.

  Compensation Arrangement for M. Brad Winges

        Pursuant to a letter agreement between one of our affiliates and an investor in a fund in which our affiliate is the general partner, Mr. Winges is required to invest at least 25% of his annual incentive compensation otherwise payable in restricted stock or mutual fund restricted shares in an asset management fund in which the investor has invested. We believe this agreement was important to raising capital for the fund and aligns Mr. Winges' interests with those of our clients and therefore our shareholders.

  Long-Term Incentive Compensation

        In May 2012, the Committee awarded the named executive officers (other than Mr. O'Brien) a long-term incentive award in the form of PSUs. The PSUs will be earned based on our total shareholder return ("TSR") measured over a 36-month performance period that began on May 15, 2012 and ends on May 14, 2015. Half of the awards will be earned based on our TSR compared to our peer group as follows, with interpolation between points above the 50th percentile in the table below being on a straight-line basis:

Piper Jaffray TSR Relative to Peer Group	% of PSUs Earned
Below 50th percentile	0%
50th percentile	25%
75th percentile or above	50%

        The peer group for purposes of the PSU awards is the same group described above under "— Setting Compensation — Compensation Peer Group."

        The other half of the awards will be earned based on our absolute TSR as follows:

Piper Jaffray TSR	% of PSUs Earned
Below 15%	0%
15% — 24.9%	12.5%
25% — 34.9%	25%
35% — 39.9%	37.5%
40% or greater	50%

        TSR for purposes of the awards is calculated based on the average closing price during the trailing 60 calendar days as of the beginning and the end of the performance period, and takes into account dividends paid during the performance period. The PSUs do not provide the recipient any rights as a shareholder, including the right to vote or receive dividends on any shares subject to the PSUs.

        The PSU awards are intended to directly align the interests of our named executive officers with those of our shareholders by directly tying the value of the award to our stock performance. The Committee decided to measure performance both on a relative basis compared to our peer group as well as on an absolute basis to balance the desire to reward relatively superior performance, while recognizing the difficulty of constructing a peer group of comparable middle-market investment banks with material asset management operations and seeking to reward the named executive officers for creating overall shareholder value. The 36-month performance period is designed to provide management an incentive to focus on our strategic direction and long-term value creation. The Committee established the TSR measurements for earning the PSUs with the intent that the PSUs would only reward recipients for strong long-term performance, with the full number of PSUs being earned only if we significantly outperform our peer group and historical TSR. The number of PSUs granted to each named executive officer was determined by dividing a dollar value for the executive's award by the fair market value of a PSU, rounded up to the nearest whole PSU. The fair market value of $12.12 for each PSU was determined using a Monte Carlo simulation, which assumed a risk-free interest rate of 0.38 percent and expected stock price volatility of 47.6%. Because a portion of the award vesting depends on our total shareholder return relative to a peer group, the valuation modeled the performance of the peer group as well as the correlation between the Company and the peer group. The expected stock price volatility assumptions were determined using historical volatility as correlation coefficients can only be developed through historical volatility. The risk-free interest rate was determined based on three-year U.S. Treasury bond yields. The value of Mr. Duff's PSU was $400,000 and the award value for each other named executive officer was $200,000.

  Recent Developments

        Effective January 30, 2013, we amended our employment agreement with Mr. O'Brien. The amendment extends the term of the employment agreement until January 1, 2018 and provides that we will continue to employ Mr. O'Brien as chairman and chief executive officer of Advisory Research and our head of asset management through December 31, 2013, and then as chairman of Advisory Research from January 1, 2014 until January 1, 2018. The amendment provides that Mr. O'Brien's annual base salary for the period beginning January 1, 2015 and ending December 31, 2017 will be $1,500,000. His annual base salary for 2013 and 2014 remains unchanged. The amendment further provides that the quarterly and annual payments due to Mr. O'Brien based on Asset Management EBITDA described above will only be payable for the applicable periods occurring before December 31, 2014. Mr. O'Brien also will be eligible for a discretionary bonus in an amount to be determined by our chief executive officer and the chief executive officer of Advisory Research for each year beginning in 2015 through the end of the agreement's term.

        During 2012, we also amended and restated the Incentive Plan, subject to shareholder approval, to provide that outstanding awards granted on or after the amendment and restatement of the Incentive Plan that are continued, assumed or replaced in connection with a change-in-control will vest, be deemed earned or have restrictions lapse only if the award recipient's employment is terminated involuntarily (other than for "cause") within 24 months of the change-in-control. We are seeking the shareholder approval necessary to amend and restate the Incentive Plan at the 2013 annual meeting. See "Proposal 3 — Approval of the Amended and Restated 2003 Annual and Long-Term Incentive Plan" below.

  Other Compensation

        Our executives receive only limited perquisites, as illustrated in the Summary Compensation Table. Also, we do not pay our executive officers additional amounts to cover tax liability, or gross-ups, arising from compensation they receive from us. Executive officers receive limited additional compensation in the form of reimbursement of dues for club memberships used for business purposes and certain insurance premiums. In connection with our acquisition of Advisory Research, we agreed to provide Mr. O'Brien certain perquisites that he previously received from Advisory Research for one year following the closing of the acquisition, which include parking expense reimbursement, reimbursement for automobile lease payments, reimbursement of certain insurance premiums and reimbursement of club membership dues. The cost of these perquisites is included in the "All Other Compensation" column of the Summary Compensation Table. We ceased providing these perquisites to Mr. O'Brien on March 1, 2011 as agreed upon in connection with the acquisition.

        Some of our executive officers also receive payments from time to time related to historical deferred compensation programs, typically structured as investments made by the company on behalf of certain employees. Certain key employees were eligible to participate in these programs, under which participants were granted one or more deferred awards that were deemed invested in certain measuring investments. Following a liquidity event for a particular investment, the participant receives a benefit payment based on the deemed return to the participant and payment of the portion of the participant's account that was deemed invested. Participants may continue to receive payments under the plans until a liquidity event has occurred with respect to each measuring investment. Mr. Abraham was granted deferred awards under these programs and received the payouts set forth in the Summary Compensation Table. No new awards have been granted under these programs since 2000, and participation in the programs is frozen.

  Termination and Change-in-Control Arrangements

        We do not have any separate change-in-control agreements (often referred to as "golden parachute" arrangements) that would pay a certain multiple of an executive's compensation (e.g., base salary) upon a change-in-control of the company. In certain instances, award agreements and plans may include provisions regarding the payment of compensation in the event of a termination of employment or a change-in-control of our company, as follows:

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  Following a change-in-control, all outstanding restricted stock (other than the long-term return on equity ("ROE") awards granted in May 2008) will vest and all restrictions on the restricted stock and mutual fund restricted shares will lapse. The ROE awards will vest as to 80% of the shares subject to the awards if a change-in-control occurs before April 30, 2013, and these awards are expected to be forfeited on April 30, 2013. If the proposal to amend and restate the Incentive Plan is approved by our shareholders at the 2013 annual meeting, then awards granted under the Incentive Plan on or after the date of shareholder approval that are continued, assumed or replaced in connection with a change-in-control will vest, be deemed earned or have restrictions lapse only if the award recipient's employment is terminated involuntarily (other than for "cause") within 24 months of the change-in-control.

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  If a change-in-control occurs during the performance period for the PSUs, then each PSU will be converted into a share of restricted stock with time-based vesting, and, if the executive's employment with us or one of our affiliates is terminated after the change-in-control and prior to the end of the performance period by us or one of our affiliates without cause, by the executive for good reason, or in connection with the executive's death, disability or retirement, then all restrictions on such shares of restricted stock will lapse upon such termination.

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  Under the Incentive Plan, following a termination of employment (other than as a result of a change-in-control), our stock option awards granted during and after 2007 and our restricted stock awards granted as part of our annual incentive program will continue to vest so long as the termination was not for cause and the employee does not violate certain post-termination restrictions for the remaining vesting term of their awards.

  •
  Executive officers who are terminated during the year (other than as a result of a change-in-control) will receive cash and equity compensation for that year under our annual incentive program in the discretion of the Committee.

  •
  Our annual performance awards, including the annual qualified performance-based awards under the annual incentive program, will be considered to be earned and payable in full upon a change-in-control, and the awards will be settled in cash or shares, as determined by the Committee, as promptly as practicable. Because annual incentive award payouts are based on adjusted pre-tax operating income, which varies from year to year, and because the Committee historically has needed to reduce the size of some awards to comply with the limits on the aggregate amount of incentive compensation that may be paid under the annual incentive program, the specific amounts that would be payable in the event of a change-in-control are indeterminable.

Compensation Policies

  Executive Stock Ownership and Prohibition on Hedging

        We have adopted stock retention guidelines to ensure that our executives maintain a meaningful equity stake in the company, which aligns management's interests with those of our shareholders. The guidelines also help to drive long-term performance and strengthen retention. Our stock retention guidelines provide that our executives should retain at least 50% of the equity awarded through our incentive plan, or acquired upon exercise of stock options, net of taxes and exercise costs. The guideline applies upon becoming an executive officer and remains in effect while the individual serves as an executive officer. Further, all of our executive officers, including our named executive officers, are prohibited from hedging any shares of Piper Jaffray Companies common stock, even shares they can freely sell.

  Equity Grant Timing Policy

        In 2006, we established a policy pursuant to which equity grants to employees will be made only once each quarter, on the 15th calendar day of the month following the public release of earnings for the preceding quarter (or, if the 15th calendar day falls on a weekend or holiday, on the first business day thereafter). This policy covers grants made by the Committee as well as grants made by our chief executive officer to employees other than executive officers pursuant to authority delegated to him by the Committee. We established this policy to provide a regular, fixed schedule for equity grants that eliminates the exercise of discretion with respect to the grant date of employee equity awards.

  Policy on Qualifying Compensation for Deductibility

        Section 162(m) of the Internal Revenue Code limits deductions for non-performance-based annual compensation in excess of $1 million paid to our named executive officers who served as executive officers at the end of the preceding fiscal year. Our policy is to maximize the tax deductibility of compensation paid to these officers. Accordingly, we are seeking shareholder approval of the Incentive Plan at the 2013 annual meeting of shareholders. The Incentive Plan is designed and administered to qualify compensation awarded under our annual incentive program as "performance-based" to ensure that the tax deduction is available to the company. From time to time the Committee may authorize payments to the named executive officers that may not be fully deductible, if they believe such payments are in the interests of shareholders.

Non-GAAP Information

        This Compensation Discussion and Analysis includes the use of non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles ("GAAP") and that exclude the effects of a goodwill impairment charge recognized in the fourth quarter of 2011. These non-GAAP financial measures should not be considered a substitute for measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures have been used in this proxy statement because management believes they are useful to our shareholders by providing greater transparency to our operating performance and aid in comparison to other periods.

COMPENSATION COMMITTEE REPORT

        The Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in the company's year-end disclosure documents.

Compensation Committee of the Board of Directors of Piper Jaffray Companies

Michele Volpi, Chairperson
Jean M. Taylor
Lisa K. Polsky
Hope B. Woodhouse

Summary Compensation Table

        The following table contains compensation information for our chief executive officer, our chief financial officer, and our three other most highly compensated executive officers.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Andrew S. Duff	2012	650,000	—	751,009	1,970,500	13,589	3,385,097
Chairman and CEO	2011	650,000	—	995,833	351,000	11,691	2,008,524
	2010	608,333	—	1,200,000	995,834	11,691	2,815,858
Debbra L. Schoneman	2012	500,000	—	230,008	402,000	7,161	1,139,169
Chief Financial Officer	2011	500,000	—	143,333	45,000	6,963	695,296
	2010	391,667	—	210,000	215,000	6,768	823,435
Chad R. Abraham	2012	425,000	—	200,004	1,104,375	457,881	2,187,259
Global Co-Head of Investment Banking and Capital Markets(4)
Brien M. O'Brien	2012	975,000	—	—	4,347,369	29,636	5,334,740
Head of Asset Management	2011	550,000	—	—	1,893,990	23,036	2,455,516
	2010	354,167	—	—	3,525,398	154,082	4,023,647
M. Brad Winges	2012	425,000	—	200,004	1,845,063	9,137	2,479,204
Head of Fixed Income Services(4)

(1)
The entries in the "Stock Awards" column reflect the aggregate grant date value of the awards granted during the year computed in accordance with FASB ASC Topic 718. SEC rules do not permit inclusion in a given year of stock awards attributable to a particular year's performance, as is the case for salary and non-equity incentive plan amounts. See Note 23 to our consolidated financial statements for the year ended December 31, 2012 for the assumptions used in the valuation of the awards granted during 2012 in accordance with FASB ASC Topic 718.

(2)
The amounts in this column include for the applicable year (1) the cash compensation earned under our annual incentive program and (2) the portion of the annual incentive plan earned during the year and paid in mutual fund restricted shares rather than restricted stock during February of the following year at the executive's election pursuant to the MFRS Plan. The named executive officers elected to have the following amounts earned in 2012 paid to them in the form mutual fund restricted shares: Mr. Duff: $844,500; Ms. Schoneman: $102,000; and Mr. Abraham: $320,625. The mutual fund restricted shares vest in three equal installments. The amount for Mr. Winges for 2012 also includes $313,312 paid to him as part of the compensation arrangement in which he is obligated to invest this amount in an asset management fund of the Company, as described above under "Compensation Discussion and Analysis — Annual Incentive Compensation — Compensation Arrangement for M. Brad Winges."

(3)
All other compensation consists of the following:

Form of All Other Compensation ($)	Year	Andrew S. Duff	Debbra L. Schoneman	Chad R. Abraham	Brien M. O'Brien	M. Brad Winges
Club membership dues	2012	4,494	—	—	11,765	—
	2011	4,494	—		11,510
	2010	4,494	—		30,669
401(k) matching contributions	2012	6,606	6,606	6,606	6,606	6,606
	2011	6,408	6,408		6,408
	2010	6,408	6,408		6,408
Life and long-term disability	2012	1,149	555	555	1,149	645
insurance premiums	2011	789	555		789
	2010	789	360		78,994
Automobile lease payments	2012	—	—	—	—	—
	2011	—	—		429
	2010	—	—		34,111
Other	2012	1,340	—	450,720	10,116	1,886
	2011	—	—		3,900
	2010	—	—		3,900

  The "Other" amounts identified in the table above (other than for Mr. Abraham) reflect(i) a parking stipend paid to Mr. O'Brien during each year presented, and (ii) spousal expenses related to an employee recognition trip during 2012 with respect to Messrs. Duff, O'Brien and Winges. The $450,720 amount in "Other" for Mr. Abraham consists of (i) a $449,698 payment from his proportionate share of a venture capital fund carried interest held by the company as part of a compensation program implemented prior to our spin-off from U.S. Bancorp on December 31, 2003 and (ii) a $1,022 payment to Mr. Abraham related to another legacy deferred compensation program adopted prior to our spin-off from U.S. Bancorp and described above in "Compensation Discussion and Analysis — Compensation Program and Payouts — Other Compensation."

(4)
Messrs. Abraham and Winges were not named executive officers for 2010 or 2011. Accordingly, the table above includes the respective compensation of each of Messrs. Abraham and Winges only for the year in which they were one of our named executive officers.

  Employment Agreement

        We entered into an employment agreement effective January 1, 2012 with Mr. O'Brien. Mr. O'Brien's annual base salary is established by the terms of this agreement and he is entitled to receive the incentive payments based on asset management EBITDA described above in "Compensation Discussion and Analysis — Annual Incentive Compensation — Brien O'Brien Incentive Compensation."

Grants of Plan-Based Awards

        The following table provides information regarding the grants of plan-based awards made to the named executive officers during the year ended December 31, 2012.

			Estimated Possible Payouts Under Incentive Plan Awards
				Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)
					All Other Stock Awards: Number of Shares of Stock (#)(3)
		Compensation Committee Approval Date				Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date		Maximum ($)(1)
Andrew S. Duff	5/15/2012	5/9/2012	—	33,004	—	400,008
	2/15/2012	2/9/2012	8,002,600	—	15,208	351,000
Debbra L. Schoneman	5/15/2012	5/9/2012	—	16,502	—	200,004
	2/15/2012	2/9/2012	8,002,600	—	1,300	30,004
Chad R. Abraham	5/15/2012	5/9/2012	—	16,502	—	200,004
	2/9/2012	2/9/2012	8,002,600	—	—	—
Brien M. O'Brien(5)	1/6/2012	1/6/2012	983,000	—	—	—
	1/6/2012	1/6/2012	933,000	—	—	—
	1/6/2012	1/6/2012	950,000	—	—	—
	1/6/2012	1/6/2012	1,057,760	—	—	—
	1/6/2012	1/6/2012	424,609	—	—	—
M. Brad Winges	5/15/2012	5/9/2012	—	16,502	—	200,004
	2/9/2012	2/9/2012	8,002,600	—	—	—

(1)
The amounts in this column reflect an estimate of the maximum combined value of the cash and equity that would have been payable to the named executive officers under qualified performance-based awards granted to the named executive officers for 2012 performance under the annual incentive program, calculated using our actual 2012 performance. Because the potential amounts payable under the qualified performance-based awards are stated in the annual incentive program as a percentage of adjusted pre-tax operating income that can only be decreased, and not increased, from that maximum level, and because actual amounts paid below this maximum level are within the full discretion of the Committee, there are no identifiable threshold or target amounts under the awards, and the maximum amounts actually payable to the named executive officers pursuant to the awards for 2012 performance were indeterminable at the time the awards were granted.

(2)
The amounts in this column reflect the number of PSUs granted to the named executive officers during May 2012, which will be earned and vest based on our TSR measured on an absolute and relative basis compared to our peer group over a 36-month performance period. The number of PSUs granted to each named executive officer was determined by dividing a dollar value for the executive's award by the fair market value of a PSU, rounded up to the nearest whole PSU. The fair market value of $12.12 for each PSU was determined using a Monte Carlo simulation, which assumed a risk-free interest rate of 0.38 percent and expected stock price volatility of 47.6%. For a more complete description of the PSUs, see "Compensation Discussion and Analysis — Long-Term Incentive Compensation."

(3)
The amounts in this column reflect equity compensation paid to the named executive officers in 2012 pursuant to annual qualified performance-based awards granted to these officers in 2011 under our annual incentive program. The shares of restricted stock were granted to these officers on February 15, 2012 following the Compensation Committee's certification of the attainment of 2011 annual financial performance goals established by the Committee under the annual incentive program. All of the restricted stock was granted under the Incentive Plan and will vest in three equal installments on February 15 of each of 2013, 2014 and 2015, assuming the award recipient complies with the terms and conditions of the applicable award agreement. The restricted stock awards are subject to forfeiture prior to vesting following certain terminations of employment or in the event the award recipient is terminated for cause, misappropriates confidential company information, participates in or is employed by a talent competitor of Piper Jaffray, or solicits employees, customers or clients of Piper Jaffray, all as set forth in more detail in the applicable award agreement. Recipients have the right to vote all shares of Piper Jaffray restricted stock they hold and to receive dividends (if any) on the restricted stock at the same rate paid to our other shareholders. (We currently do not pay dividends on our common stock.) The number of shares of restricted stock awarded to each named executive officer under our 2012 annual incentive program was determined by dividing specified dollar amounts representing a percentage of the individual's total annual incentive compensation for that year by $23.08, the closing price of our common stock on the February 15, 2012 grant date.

(4)
The grant date fair value is generally the amount the company would expense in its financial statements over the award's service period under FASB ASC Topic 718.

(5)
The amounts for Mr. O'Brien reflect the quarterly and annual amounts paid to Mr. O'Brien pursuant to the terms of his employment agreement based on the actual 2012 performance of our asset management business. Because the potential amounts payable to Mr. O'Brien pursuant to his employment agreement are stated as a percentage of EBITDA of our asset management business, there are no identifiable threshold or target amounts for the payouts, and the maximum amount actually payable to Mr. O'Brien pursuant to his employment agreement for 2012 performance was indeterminable at the time we entered into the agreement. The Compensation Committee approved the terms of Mr. O'Brien's employment agreement governing his 2012 incentive payments on January 6, 2012. The table above lists in descending order, Mr. O'Brien's first, second, third and fourth quarter payments followed by his payment based on annual performance of our asset management business.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth certain information concerning equity awards held by the named executive officers that were outstanding as of December 31, 2012.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested(1) (#)	Market Value of Shares of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Andrew S. Duff	24,940	—	47.30	2/12/2014	136,181	4,375,496	33,004	1,060,419
	11,719	—	39.62	2/22/2015	—	—
	6,098	—	47.85	2/21/2016	—	—
	9,641	—	70.13	2/15/2017	—	—
	32,149	—	41.09	2/15/2018	—	—
Debbra L. Schoneman	485	—	47.30	2/12/2014	32,670	1,049,687	16,502	530,209
	290	—	39.62	2/22/2015	—	—
Chad R. Abraham	3,197	—	47.30	2/12/2014	17,551	563,914	16,502	530,209
	4,442	—	39.62	2/22/2015	—	—
Brien M. O'Brien	—	—	n/a	n/a	—	—	—	—
M. Brad Winges	969	—	47.30	2/12/2014	45,132	1,450,091	16,502	530,209
	573	—	39.62	2/22/2015	—	—

(1)
The shares of restricted stock vest on the dates and in the amounts set forth in the table below, so long as the award recipient complies with the terms and conditions of the applicable award agreement.

Vesting Date	Andrew S. Duff	Debbra L. Schoneman	Chad R. Abraham	Brien M. O'Brien	M. Brad Winges
February 15, 2013	12,909	1,561	4,221	—	2,403
February 16, 2013	26,979	4,722	9,106	—	15,935
February 15, 2014	12,909	1,563	4,224	—	2,404
February 15, 2015	5,070	434	—	—	—

  In addition to the shares of restricted stock set forth in the table above, the following number of shares of restricted stock will cliff-vest if our company meets a return on adjusted common equity target of 11% over a twelve-month period, assuming the award recipient remains an employee: Mr. Duff, 78,314 shares; Ms. Schoneman, 24,390 shares; Mr. Winges, 24,390 shares. We will not meet the performance metric required for these awards to vest prior to their expiration, and the shares will be forfeited on April 30, 2013.

(2)
The values in this column are based on the $32.13 closing sale price of our common stock on the New York Stock Exchange on December 31, 2012. As noted in the above footnote, the values include shares of restricted stock for Mr. Duff, Ms. Schoneman and Mr. Winges that will cliff-vest if our company meets a return on adjusted common equity target of 11% over a twelve-month period. We will not meet the performance metric required for these awards to vest prior to their expiration, and the shares will be forfeited on April 30, 2013. Without these shares, the market value of unvested restricted stock is as follows: Mr. Duff, $1,859,267; Ms. Schoneman, $266,036; Mr. Winges, $666,440.

(3)
The numbers in this column reflect the number of PSUs awarded in May 2012 that will vest on May 14, 2015 to the extent earned in accordance with the TSR requirements established for the three-year performance period.

 Option Exercises and Stock Vested

        The following table sets forth certain information concerning stock vested during the year ended December 31, 2012. No stock options were exercised by any of the named executive officers in 2012.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Andrew S. Duff	7,840	180,947
Debbra L. Schoneman	1,128	26,034
Chad R. Abraham	5,312	122,601
Brien M. O'Brien	—	—
M. Brad Winges	5,206	120,154

(1)
The value realized upon vesting of the stock awards is based on the $23.08 closing sale price of our common stock on February 15, 2012, the vesting date of the awards.

Non-Qualified Deferred Compensation Plans

        The following table identifies the amounts paid to Chad R. Abraham in 2012 and his deferred balance as of December 31, 2012. Mr. Abraham is the named executive officer to participate in this deferred compensation program, which was established prior to our spin-off from U.S. Bancorp. A more complete description of this deferred compensation arrangement is included in the "Compensation Discussion and Analysis — Compensation Program and Payouts — Other Compensation." The amounts paid in 2012 are included in "All Other Compensation" in the Summary Compensation Table.

Name	Aggregate Earnings Paid Out in Last Fiscal Year ($)	Aggregate Deferred Balance (Deemed Investment) at Last Fiscal Year ($)
Chad R. Abraham	$1,022	$5,527

Potential Payments Upon Termination or Change-in-Control

        The following table sets forth quantitative information with respect to potential payments to be made to each of the named executive officers or their beneficiaries upon termination in various circumstances, assuming termination on December 31, 2012. In the following table, unless indicated otherwise, all equity is listed at its dollar value as of December 31, 2012. Because all stock options held by our named executive officers as of December 31, 2012 were out-of-the-money, no value is attributed to these stock options.

	Type of Termination
Name	Change-in- Control Not Followed by Employment Termination	Involuntary Termination Within 24 Months Following a Change-in- Control	Voluntary Termination	Involuntary Termination Under Severance Plan	Other Involuntary Termination Not for Cause	Death or Disability(5)	Involuntary Termination for Cause
Andrew S. Duff
Severance(1)	—	—	—	$325,000	—	—	—
Restricted Stock(2)(3)	$3,872,250	$3,872,250	$1,859,267	$3,872,250	$1,859,267	—	—
PSUs(4)	$1,060,419	$1,060,419	—	—	—	Indeterminable	—
Annual Incentive Award(5)	Indeterminable	—	—	—	—	—	—
Debbra L. Schoneman
Severance(1)	—	—	—	$250,000	—	—	—
Restricted Stock(2)(3)	$892,957	$892,957	$266,036	$892,957	$266,036	—	—
PSUs(4)	$530,209	$530,209	—	—	—	Indeterminable	—
Annual Incentive Award(5)	Indeterminable	—	—	—	—	—	—
Chad R. Abraham
Severance(1)	—	—	—	$212,500	—	—	—
Restricted Stock(2)(3)	$563,914	$563,914	$563,914	$563,914	$563,914	—	—
PSUs(4)	$530,209	$530,209	—	—	—	Indeterminable	—
Annual Incentive Award(5)	Indeterminable	—	—	—	—	—	—
Brien M. O'Brien
Severance(1)	—	—	—	$487,500	—	—	—
M. Brad Winges
Severance(1)	—	—	—	$212,500	—	—	—
Restricted Stock(2)(3)	$1,292,361	$1,292,361	$666,440	$1,292,361	$666,440	—	—
PSUs(4)	$530,209	$530,209	—	—	—	Indeterminable	—
Annual Incentive Award(5)	Indeterminable	—	—	—	—	—	—

(1)
Under our Severance Plan, employees may be eligible for severance payments in the event of employment termination by us due to a facility closure, permanent work-force reduction, organizational change that eliminates the employee's position, or similar event as determined by the company. The named executive officers participate in the Severance Plan on the same basis as all other employees. The amount in the table reflects salary continuation payments calculated in accordance with the provisions of the plan. Also under this plan, the named executive officers would be entitled to continue to participate in our health and welfare benefits programs at employee rates during the severance period.

(2)
Under the Incentive Plan, in the event of a change-in-control of Piper Jaffray, regardless of whether an employee's employment is terminated all outstanding restricted stock (other than the long-term ROE equity awards) will vest and all restrictions on the restricted stock will lapse. Under the applicable award agreements for the ROE equity awards, 80% of the award will vest if a change-in-control occurs between April 30, 2012 and April 30, 2013. The ROE equity awards require us to meet a return on adjusted common equity of 11% over a 12-month period to vest absent a change-in-control, which we anticipate will not occur and the ROE equity awards will be forfeited on April 30, 2013.

(3)
Under the applicable award agreements, all of the restricted stock awards (other than the ROE equity awards) will continue to vest following a termination of employment so long as the termination was not for cause and the employee does not violate certain post-termination restrictions. Also, with the exception of the ROE equity awards, vesting is accelerated upon a company-determined severance event. The ROE equity awards will be forfeited following a voluntary termination of employment, other involuntary termination not for cause, or involuntary termination for cause, but not in the event of a company-determined severance event so long as the employee complies with the terms of the applicable severance agreement. Upon a severance event, the ROE equity awards will continue to vest as set forth in the award agreement. The amounts in the table reflect these terms and conditions and assume compliance with any post-termination vesting requirements that are within the named executive officers' control.

(4)
Under the applicable award agreements, each PSU automatically will become one share of restricted stock on the closing date of a change-in-control, and each resulting share of restricted stock will remain restricted until the end of the applicable 36-month performance period. If the named executive officer remains continuously employed by us after the closing of the change-in-control through the end of the 36-month performance period, all shares of restricted stock arising from the PSUs will vest on the last day of the performance period. The amounts in the table reflect these terms and conditions and assume the named executive officer remains continuously employed by us throughout the 36-month performance period. If the named executive officer's employment is terminated after the closing of the change-in-control and prior to the end of the performance period (i) by us without cause, (ii) by the named executive officer for good reason, (iii) in connection with the named executive officer's death or disability or (iv) under such circumstances determined to constitute retirement by the Committee in its sole discretion, all unvested shares of restricted stock arising from the PSUs will vest on the date of termination of the named executive officer's employment with us. If the named executive officer's employment with us terminates because of the named executive officer's death or disability prior to a change-in-control, then the named executive officer will earn a number of PSUs equal to (i) the number of PSUs that would otherwise be earned pursuant to the award agreement but for the named executive officer's termination multiplied by (ii) a fraction, (1) the numerator of which is the number of days during the performance period up to and including the date of termination of the named executive officer's employment with us and (2) the denominator of which is the total number of days in the performance period. The 36-month performance period for the PSUs awarded in 2012 ends on May 14, 2015, and therefore any PSUs that might vest in connection with a named executive officer's death or disability is not determinable at this time.

(5)
Qualified performance-based awards granted under the annual incentive program are payable in the discretion of the Compensation Committee, and are therefore indeterminable.

Risk Assessment of Compensation Policies and Practices

        In early 2013, our management prepared a company-wide inventory and review of our compensation policies and practices for both executive officers and for employees generally, which management discussed with the Compensation Committee. In connection with this review and discussion, we determined that our compensation policies and practices are not reasonably likely to have a material adverse effect on our company.

Outstanding Equity Awards

        The following table summarizes, as of December 31, 2012, the number of shares of our common stock to be issued upon exercise of outstanding options granted under our equity plans as of December 31, 2012. The table also includes the weighted-average exercise price of options and the number of shares remaining available for future issuance under the plans for all awards.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares in first column)
Equity compensation plans approved by shareholders	486,563	$44.76	1,317,682	(1)
Equity compensation plans not approved by shareholders(2)	—	n/a	273,658

(1)
Based on the 7,000,000 shares currently authorized for issuance under the plan. In addition to the 486,563 shares to be issued upon the exercise of outstanding options to purchase our common stock 1,898,556 shares of restricted stock and 173,271 performance-based restricted share units were issued and outstanding as of December 31, 2012. All of the shares available for future issuance under the plan as of December 31, 2012 may be granted in the form of restricted stock, restricted stock units, options or another equity-based award authorized under the plan.

(2)
In 2010, we established the Piper Jaffray Companies 2010 Inducement Plan ("Inducement Plan") in conjunction with the acquisition of Advisory Research, an asset management firm based in Chicago. The listing requirements of the New York Stock Exchange (specifically, section 303A.08) permit the adoption of an equity compensation plan without shareholder approval if awards under the plan are to be a material inducement to prospective employees. Accordingly, we adopted the Inducement Plan to assist in retention and induce prospective employees of Advisory Research to accept employment with the company. The aggregate number of shares that may be issued under the Inducement Plan is 400,000, and we granted 158,801 restricted shares ($7.0 million) upon the closing of the transaction on March 1, 2010. (Of the amount granted, as of December 31, 2012, 13,044 shares had been returned following termination of employment, and 19,415 shares had been returned due to tax withholding, for a total of 273,658 shares included in the table above.) These shares vest ratably over five years in equal installments beginning on March 1, 2011, and ending on March 1, 2015. We do not intend to grant any additional shares under this plan. The Inducement Plan is administered by the Compensation Committee, which has the authority, among other things, to designate participants in the Inducement Plan, determine whether and to what extent any type of award is to be granted, determine the number of shares to be covered by each award, determine the terms and conditions of any award or award agreement, amend the terms and conditions of any award or award agreement, accelerate the vesting and/or exercisability of any stock option or waive any restrictions relating to any award and interpret and administer the Inducement Plan and any instrument or agreement relating to the Inducement Plan. The types of awards that may be granted under the Inducement Plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, other stock grants and other stock-based awards. Awards under the Inducement Plan generally are not transferable. In the event of a change-in-control, any outstanding stock options and stock appreciation rights under the Inducement Plan which are not then exercisable and vested will become fully exercisable and vested and the restrictions applicable to any restricted stock, restricted stock units or other awards shall lapse and such awards will become free of all restrictions and become fully vested. The Board may amend, alter, suspend, discontinue or terminate the Inducement Plan at any time. If not sooner terminated by the Board, the Inducement Plan will terminate on January 1, 2020. The foregoing is only a summary of the material terms of the Inducement Plan and is qualified in its entirety by reference to the Inducement Plan, a copy of which has been filed with the SEC.

SECURITY OWNERSHIP

Stock Ownership Guidelines

          We believe it is important for our directors and executive officers to maintain a meaningful equity interest in our company, to ensure that their interests are aligned with the interests of our shareholders. Our Compensation Committee has adopted stock ownership guidelines to establish expectations for our executive officers and non-employee directors with respect to their equity stake in the company. Accordingly, executive officers are expected to retain 50% of the equity awarded to them through our incentive plan, or acquired upon exercise of stock options awarded to them, net of taxes and exercise costs. The guideline applies upon becoming an executive officer and remains in effect while the individual serves as an executive officer. Non-employee directors are expected to retain 50% of the shares awarded to them through our incentive plan, or acquired upon exercise of stock options. The guideline for non-employee directors applies irrespective of taxes paid for shares awarded, but is net of exercise costs for stock options.

Beneficial Ownership of Directors, Nominees and Executive Officers

        The following table shows how many shares of our common stock were beneficially owned as of February 27, 2013 by each of our directors and executive officers named in the Summary Compensation Table contained in this proxy statement, and by all of our directors and executive officers as a group. The table also includes the number of shares of phantom stock that were deemed owned as of this date by each of our non-employee directors. Unless otherwise noted, the shareholders listed in the table have sole voting and investment power with respect to the shares owned by them.

Name of Beneficial Owner	Shares of Piper Jaffray Common Stock*		Phantom Shares**
Chad R. Abraham	50,378	(1)	—
Andrew S. Duff	322,738	(2)	—
Michael R. Francis	17,538	(3)	7,229
B. Kristine Johnson	23,393	(4)	1,743
Brien M. O'Brien	135,734	(5)	—
Addison L. Piper	28,865	(6)	3,495
Lisa K. Polsky	7,500	(7)	19,962
Debbra L. Schoneman	40,942	(8)	—
Frank L. Sims	20,380	(9)	8,983
Philip E. Soran	—		1,464
Jean M. Taylor	6,463	(10)	11,104
Michele Volpi	6,326	(11)	—
M. Brad Winges	66,738	(12)	—
Hope B. Woodhouse	—		6,845
All directors, executive officers and other named executive officers (18 persons)	924,866	(13)	60,825

*
None of the individuals identified in this table owns more than 1% of Piper Jaffray common stock outstanding with the exception of Mr. Duff with 1.82%. As a group, our directors, director nominees and executive officers hold 5.18% of Piper Jaffray common stock. (These percentages are calculated using our outstanding shares as of February 27, 2013 plus 169,784 shares of common stock covered by options that are currently exercisable for the group.) The holders of restricted stock identified in the footnotes below have no investment power with respect to the restricted stock.

**
The directors have no voting or investment power with respect to the shares of phantom stock. All shares of phantom stock have been deferred pursuant to the Deferred Compensation Plan for Non-Employee Directors, as described above under "Compensation Program for Non-Employee Directors."

(1)
Includes 4,224 shares of restricted stock that will vest on February 15, 2014, 27,537 shares of common stock held directly, 7,819 shares of restricted stock that will vest in equal installments on February 15, 2014-16, 3,159 shares of common stock held in the Piper Jaffray Companies Retirement Plan, and 7,639 shares of common stock covered by options that are currently exercisable.

(2)
Includes 7,840 shares of restricted stock that will vest on February 15, 2014, 10,139 shares of restricted stock that will vest in equal installments on February 15, 2014-15, 20,593 shares of restricted stock that will vest in equal installments on February 15, 2014-16, 78,314 shares of restricted stock that will vest if the company meets a performance target of return on adjusted common equity of 11% over a twelve-month period, 118,661 shares of common stock held directly, 10 shares of common stock held by his two minor children, 2,634 shares of common stock held in the Piper Jaffray Companies Retirement Plan, and 84,547 shares of common stock covered by options that are currently exercisable.

(3)
Includes 5,658 shares of common stock held directly and 11,880 shares of common stock covered by options that are currently exercisable.

(4)
Includes 5,983 shares of common stock held directly, 1,200 shares of common stock held in an individual retirement account, 4,330 shares of common stock held in a family trust, and 11,880 shares of common stock covered by options that are currently exercisable.

(5)
Includes 29,022 shares of common stock held directly, 87,594 that will vest on October 1, 2014, and 19,118 shares held in a trust in which a third party is designated as the sole trustee and has control over the investment decisions of the trust. Of the shares held in trust, 16,274 will vest on October 1, 2014. All of Mr. O'Brien's shares were issued in connection with the acquisition of Advisory Research, and, of the shares issued to Mr. O'Brien, 125,373 are currently held in escrow pursuant to the indemnification escrow agreement entered into as part of the transaction.

(6)
Includes 16,028 shares of common stock held directly, 173 shares of common stock held in the Piper Jaffray Companies Retirement Plan, 1,000 shares of common stock held in an individual retirement account, and 11,614 shares of common stock covered by options that are currently exercisable. The amount for Mr. Piper also includes 50 shares of common stock held by Mr. Piper's spouse, as to which he disclaims beneficial ownership because he does not have voting or dispositive power over the shares.

(7)
All shares beneficially owned by Ms. Polsky are held directly.

(8)
Includes 1,130 shares of restricted stock that will vest on February 15, 2014, 867 shares of restricted stock that will vest in equal installments on February 15, 2014-15, 4,829 shares of restricted stock that will vest in equal installments on February 15, 2014-16, 24,390 shares of restricted stock that will vest if the company meets a performance target of return on adjusted common equity of 11% over a twelve-month period, 7,533 shares of common stock held directly, 1 share of common stock held by her spouse, 1,417 shares of common stock held in the Piper Jaffray Companies Retirement Plan, and 775 shares of common stock covered by options that are currently exercisable.

(9)
Includes 8,500 shares of common stock held directly and 11,880 shares of common stock covered by options that are currently exercisable.

(10)
Includes 500 shares of common stock held directly and 5,963 shares of common stock covered by options that are currently exercisable.

(11)
All shares beneficially owned by Mr. Volpi are held directly.

(12)
Includes 2,404 shares of restricted stock that will vest on February 15, 2014, 22,920 shares of restricted stock that will vest in equal installments on February 15, 2014-16, 24,390 shares of restricted stock that will vest if the company meets a performance target of return on adjusted common equity of 11% over a twelve-month period, 14,437 shares of common stock held directly, 1,045 shares of common stock held in the Piper Jaffray Companies Retirement Plan, and 1,542 shares of common stock covered by options that are currently exercisable.

(13)
Includes 24,875 shares of restricted stock that will vest on February 15, 2014, 22,890 shares of restricted stock that will vest in equal installments on February 15, 2014-15, 80,358 shares of restricted stock that will vest in equal installments on February 15, 2014-16, 151,191 shares of restricted stock that will vest if the company meets a performance target of return on adjusted common equity of 11% over a twelve-month period, 11,244 shares of common stock held in the Piper Jaffray Companies Retirement Plan, 464,524 shares of common stock held directly, by family members, by family trusts or by a retirement or profit-sharing plan or account other than the Piper Jaffray Companies Retirement Plan, and 169,784 shares covered by options that are currently exercisable.

Beneficial Owners of More than Five Percent of Our Common Stock

        Based on filings made under Section 13(g) of the Securities Exchange Act of 1934, the persons known by us to be beneficial owners of more than 5% of our common stock were as follows:

Name of Beneficial Owner	Shares of Piper Jaffray Common Stock		Percent of Class
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	1,304,587	(1)	7.38%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	1,064,625	(2)	6.0%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	985,266	(3)	5.57%

(1)
This information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2013, by BlackRock, Inc. BlackRock reported sole voting and dispositive power with respect to all shares reported in the table.

(2)
This information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 6, 2013, by T. Rowe Price Associates, Inc. T. Rowe Price Associates reported that it has sole voting power as to 183,460 shares and sole dispositive power as to 1,064,625 shares. T. Rowe Price Associates serves as investment advisor to certain individual and institutional clients holding the shares listed above, and as an investment advisor may be deemed to have beneficial ownership of the shares owned by its advisory clients. T. Rowe Price Associates disclaims beneficial ownership of these shares. T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company.

(3)
This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2013, by The Vanguard Group, Inc. Vanguard reported that it has sole voting power as to 26,799 shares, sole dispositive power as to 959,167, and share dispositive power as to 26,009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors to file initial reports of ownership of our securities and reports of changes in ownership with the Securities and Exchange Commission. Based on our knowledge and on written representations from our executive officers and directors, we believe that all Section 16(a) filing and disclosure requirements applicable to our executive officers and directors for 2012 have been satisfied, with the exception of one report inadvertently filed late by Brien O'Brien relating to one sale of our common stock.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee, comprised entirely of independent, non-employee directors, is responsible for establishing and administering our policies involving the compensation of our executive officers. No employee of the company serves on the Compensation Committee. The Committee members have no interlocking relationships as defined by the Securities and Exchange Commission.

Transactions with Related Persons

        From time to time in the ordinary course of business, Piper Jaffray, through our subsidiaries, engages in transactions with other corporations or entities whose executive officers or directors also are directors or executive officers of Piper Jaffray or have an affiliation with our directors or executive officers. Such transactions are conducted on an arm's-length basis and may not come to the attention of our directors or executive officers or those of the other corporations or entities involved. In addition, from time to time our executive officers and directors and their affiliates may engage in transactions in the ordinary course of business involving goods and services provided by Piper Jaffray, such as brokerage, asset management and financial advisory services. Such transactions are made on substantially the same terms and conditions as other similarly-situated clients who are neither directors nor employees.

        We engage in ordinary course trading, brokerage and similar transactions with BlackRock, T. Rowe Price Associates, and The Vanguard Group, all of whom are 5% shareholders of the company. The transactions we conduct with these firms are negotiated on an arms-length basis and contain customary terms and conditions.

        From time to time, we permit our employees, including executive officers, who are accredited investors to personally invest in private funds managed by Piper Jaffray or our asset management subsidiaries to support marketing efforts for these funds. To encourage employee participation in these private funds, they may be offered to employees, including executive officers, on a reduced or no management fee basis. With respect to registered funds advised or sub-advised by our asset management subsidiaries, executive officers and directors may invest their personal funds in these funds on substantially the same terms and conditions as other similarly-situated investors in these funds who are neither directors nor employees.

Review and Approval of Transactions with Related Persons

        To minimize actual and perceived conflicts of interests, our Board of Directors has adopted a written policy governing our company's transactions where the aggregate amount involved is reasonably expected to exceed $120,000 and any of the following persons has or may have a direct or indirect interest: (a) our executive officers or directors (including nominees), (b) shareholders who own more than 5% of our common stock, (c) immediate family members of any executive officer or director, and (d) the primary business affiliation of any person described in (a), (b) or (c). Unless exempted from the policy, related person transactions must be submitted for review by our Nominating and Governance Committee. The Nominating and Governance Committee considers the available, relevant facts and circumstances and will approve or ratify only those related person transactions that it determines are in, or are not inconsistent with, the best interests of our company and its shareholders. The chairperson of the Nominating and Governance Committee may approve and ratify transactions if it is not practicable to wait until the next committee meeting, but the chairperson is required to report to the committee at its next meeting any approval or ratification pursuant to this delegated authority. The Board of Directors also may exercise the powers and duties of the Nominating and Governance Committee under our policy governing related person transactions. Certain transactions that would not be required to be disclosed under applicable rules and regulations of the Securities and Exchange Commission are exempted from the definition of related person transactions under our policy.

 AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR INDEPENDENT AUDITOR

Audit Committee Report

        The primary function of our Audit Committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial controls, and the independent audit of the consolidated financial statements. The consolidated financial statements of Piper Jaffray Companies for the year ended December 31, 2012 were audited by Ernst & Young LLP, independent auditor for the company.

        As part of its activities, the Committee has:

  1.
  Reviewed and discussed with management and the independent auditor the company's audited financial statements;

  2.
  Discussed with the independent auditor the matters required to be communicated under Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

  3.
  Received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor's independence.

        Management is responsible for the company's system of internal controls and financial reporting process. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and for issuing a report thereon. Our Committee's responsibility is to monitor and oversee these processes. Based on the foregoing review and discussions and a review of the report of Ernst & Young LLP with respect to the consolidated financial statements, and relying thereon, we have recommended to the Board of Directors of Piper Jaffray Companies the inclusion of the audited consolidated financial statements in Piper Jaffray's Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

        Audit Committee of the Board of Directors of Piper Jaffray Companies
Frank L. Sims, Chairperson
Lisa K. Polsky
Philip E. Soran
Jean M. Taylor
Hope B. Woodhouse

Auditor Fees

        Ernst & Young LLP served as our independent auditor for 2012 and 2011. The following table presents fees for professional audit services for the audit of our annual consolidated financial statements for 2012 and

2011, as well as fees for the review of our interim consolidated financial statements for each quarter in 2012 and 2011 and for all other services performed for 2012 and 2011 by Ernst & Young LLP.

	2012	2011
Audit Fees	$1,222,300	$819,400
Audit-Related Fees(1)	$363,400	$100,500
Tax Fees	0	0
All Other Fees(2)	$25,000	$26,175

Total	$1,610,700	$946,075

(1)
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Specifically, the services provided for 2012 and 2011 included services relating to IRA Keogh agreed-upon procedures, employee benefit plan audits, security custody surprise audit count and the issuance of an independent auditor's report on controls placed in operation and tests of operating effectiveness. For 2012, the services provided also include audit services provided to (i) consolidated investment funds of our alternative asset management business and (ii) private investment funds of Advisory Research, our primary asset management business. All of the audit services fees provided to the private investment funds of Advisory Research are paid by the funds.

(2)
For all other fees in 2012 and 2011, services consist of capital markets accounting consultations

Auditor Services Pre-Approval Policy

        The Audit Committee has adopted an auditor services pre-approval policy applicable to services performed for us by our independent auditor. In accordance with this policy, the Audit Committee's practice is to approve annually all audit, audit-related and permissible non-audit services to be provided by the independent auditor during the year. If a service to be provided is not pre-approved as part of the annual process or if it may exceed pre-approved fee levels, the service must receive a specific and separate pre-approval by the Audit Committee, which has delegated authority to grant such pre-approvals during the year to the chairperson of the Audit Committee. Any pre-approvals granted pursuant to this delegated authority are reported to the Audit Committee at its next regular meeting.

        Our Audit Committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent auditor. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor's independence. On February 22, 2012, the Audit Committee pre-approved certain services to be provided by our independent auditor relating to engagements occurring on or after that date.

ITEM 2 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

        The Audit Committee of our Board of Directors has selected Ernst & Young LLP to serve as our independent auditor for the year ending December 31, 2013. While it is not required to do so, our Board of Directors is submitting the selection of Ernst & Young LLP for ratification in order to ascertain the views of our shareholders with respect to the choice of audit firm. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be available to answer shareholder questions and will have the opportunity to make a statement if they desire to do so.

        The Board of Directors recommends that you vote FOR ratification of the selection of Ernst & Young LLP as the independent auditor of Piper Jaffray Companies and our subsidiaries for the year ending December 31, 2013. Proxies will be voted FOR ratification of this selection unless otherwise specified.

 ITEM 3 — APPROVAL OF THE AMENDED AND RESTATED
2003 ANNUAL AND LONG-TERM INCENTIVE PLAN

Overview of the Proposal

        Our Board of Directors has unanimously approved, upon the recommendation of the Compensation Committee, a further amendment and restatement of our Amended and Restated 2003 Annual and Long-Term Incentive Plan (the "Incentive Plan"). Shareholder approval is being sought for the material terms of the Incentive Plan as proposed to be amended and restated for purposes of qualifying certain compensation under the Incentive Plan as "performance-based compensation" under Section 162(m) of the Internal Revenue Code ("Section 162(m)"). The proposed amendment and restatement does not involve an increase in the number of shares of our common stock that may be issued under the Incentive Plan.

        Section 162(m) generally does not allow a publicly held company to obtain a tax deduction for compensation of more than $1,000,000 paid in any fiscal year to certain "covered employees" unless, among other exceptions, such compensation is considered "performance-based" in accordance with Section 162(m). Under Section 162(m) as currently interpreted by the Internal Revenue Service, the group of "covered employees" as of the end of any taxable year consists of a company's chief executive officer and its three other most highly compensated executive officers, other than the chief financial officer. The Incentive Plan is intended to meet the requirements of Section 162(m), but Incentive Plan awards other than options and stock appreciation rights, referred to as "full value awards," will only be treated as qualified performance-based compensation under Section 162(m) if the awards and the procedures associated with them comply with all of the requirements of Section 162(m).

        Among the requirements that must be satisfied if compensation provided under the Incentive Plan in connection with full value awards is to qualify as performance-based compensation under Section 162(m) is that the material terms under which the compensation is to be paid, including the nature of the performance goals and the maximum amounts that may be paid to any employee, must be approved by our shareholders. Section 162(m) also requires that such material terms must be re-approved by our shareholders at least every five years. Because five years have passed since the last time our shareholders approved the material terms of the Incentive Plan, we are asking our shareholders re-approve the material terms for purposes of Section 162(m).

        In connection with the five year resubmission of the Incentive Plan to a shareholder vote, our Compensation Committee has proposed, and our Board of Directors has approved, a number of changes to the Incentive Plan. The most significant of the changes reflected in the proposed amendment and restatement are listed below. The proposed amendment and restatement also includes a number of minor or clarifying changes.

  •
  Double trigger accelerated vesting/payment following a change-in-control.  The Incentive Plan as amended and restated provides that if outstanding awards are continued, assumed or replaced in connection with a change-in-control, accelerated vesting or payment of an award will occur only if employment is terminated involuntarily (other than for "cause") within 24 months of the change-in-control.

  •
  Tax offset bonus awards eliminated.  Cash awards to defray taxes on other forms of awards issued under the Incentive Plan are eliminated as a separate form of award under the Incentive Plan.

  •
  Individual annual limit on option and stock appreciation rights awards.  Option and stock appreciation rights awards to any individual have been made subject to a separately specified 500,000 share annual limit.

  •
  Enhancement of the prohibition on repricing of underwater awards.  The existing prohibition on repricing "underwater" options without shareholder approval are enhanced to expressly include stock appreciation rights, and to expressly include cancellation of "underwater" stock options or stock appreciation rights in exchange for cash, the grant of any other form of award or other property as a form of repricing.

  •
  Expanded scope of Committee authority to unilaterally amend awards.  The Committee's authority to unilaterally amend award agreements is expanded to include situations where an amendment is necessary to comply with any applicable laws, stock exchange rules or company compensation recovery policy.

  •
  Compensation recovery policy.  The Incentive Plan provides that awards may be made subject to any future compensation recovery policy we adopt.

  •
  Extension of Plan term.  The Incentive Plan will remain in effect for 10 years following shareholder approval at the 2013 annual meeting.

        Our Board of Directors recommends that that shareholders vote FOR this proposal in order to enable us to qualify compensation provided under the Incentive Plan in connection with full value awards as performance-based for Section 162(m) purposes. If our shareholders do not approve the material terms of the Incentive Plan as proposed to be amended and restated, the Incentive Plan will continue in effect in the form in which it currently exists. In that event, the Committee would consider the resulting limitation on the deductibility of awards to covered employees in structuring future awards to those employees, but may approve full value awards for which some of the potential deduction is lost if the Committee considers such action to be in the best interest of our company and shareholders.

Description of the Incentive Plan

        A copy of the Incentive Plan as proposed to be amended and restated is attached as Appendix A, marked to show changes from the current version of the Incentive Plan. The following information summarizes the Incentive Plan as proposed to be amended and restated and is qualified in its entirety by reference to Appendix A.

  Purpose

        The purpose of the Incentive Plan is to promote the interests of our company and our shareholders by making us competitive in attracting, retaining and motivating officers, employees, directors and consultants, to offer these persons incentives directly linked to the profitability of our businesses and increases in shareholder value, and to provide these persons an opportunity to acquire a proprietary interest in Piper Jaffray.

  Eligibility

        Our current and prospective directors, officers, employees and consultants, as well as those of our affiliates, are eligible to participate in the Incentive Plan. As of March 1, 2013, there were approximately 944 officers and employees of the Company and its affiliates, ten non-employee directors of the Company and an indeterminate number of consultants who would be eligible to receive awards under the Incentive Plan.

  Administration

        The Incentive Plan is administered by the Compensation Committee of our Board of Directors, which has broad authority to administer the plan. This authority includes the power to (i) delegate certain administrative responsibilities with respect to the Incentive Plan to directors and certain officers selected in the Committee's discretion, and (ii) determine the eligible individuals to whom and the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the life of any award and any terms and conditions of the grant that are not contained in the Incentive Plan. Each grant under the Incentive Plan is confirmed by and subject to the terms of an award agreement.

  Authorized Shares

        The Incentive Plan authorizes the issuance of 7,000,000 shares of our common stock in connection with awards granted under the Incentive Plan. There are approximately 1,430,408 shares available for grant under the Incentive Plan as of March 1, 2013. We typically grant awards to employees (including officers) based on performance and retention objectives, in addition to any other objectives that our Compensation Committee may determine to be relevant. With respect to our directors, our grants are compensatory and will be in the amounts described above under "Information Regarding the Board of Directors and Corporate Governance — Compensation Program for Non-Employee Directors."

        Grants of shares that may be issued under the Incentive Plan may be authorized but unissued shares or shares reacquired and held in our treasury. In general, we use treasury shares to the extent available before issuing new shares in connection with awards. No more than 250,000 shares of common stock may be subject to "qualified performance-based awards" granted to any eligible individual in any fiscal year of the company, and no more than 500,000 shares of common stock may be subject to stock option and stock appreciation rights awards granted to any eligible individual in any fiscal year of the company.

        If an award entitles the holder to receive or purchase shares, the number of shares covered by the award or to which the award relates will be counted on the date of grant of the award against the aggregate number of shares available for granting awards under the Incentive Plan. Any shares that are used by a participant as full or partial payment to us of the purchase price relating to an award, including in connection with the satisfaction of tax obligations relating to an award, will again be available for granting awards under the Incentive Plan. In addition, if any shares covered by an award or to which an award relates are not purchased or are forfeited, or if an award otherwise terminates without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the Incentive Plan to the extent of any such forfeiture or termination will again be available for granting awards under the Incentive Plan.

  Adjustments

        In the event of certain types of corporate transactions or restructurings, such as stock splits, mergers, consolidations, separations, spin-offs, liquidations, reorganizations or other distributions of stock or property of our company, including an extraordinary stock or cash dividend, the Committee or our Board shall make adjustments to the aggregate number and kind of shares reserved for issuance under the Incentive Plan, in the maximum share limitations upon stock options, stock appreciation rights and other awards to be granted to any individual, in the number, kind and exercise price of outstanding stock options and stock appreciation rights, in the number and kind of shares subject to other outstanding awards granted under the Incentive Plan, and may also make any other equitable substitutions or adjustments that the Committee or Board determines to be appropriate; however, any adjustments made to an award that is considered to be deferred compensation under Section 409A of the Internal Revenue Code must comply with Section 409A.

  Restricted Stock and Restricted Stock Units

        Shares of restricted stock and restricted stock units ("RSUs") will be subject to such restrictions as the Committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the Committee may deem appropriate. The grant or vesting of restricted stock and RSUs may be performance-based, time-based or both. Restricted stock and RSUs may be "qualified performance-based awards," in which event the grant or vesting of such restricted stock or RSUs will be conditioned upon the attainment of performance goals. Except as otherwise determined by the Committee, upon a participant's termination of employment (as determined under criteria established by the Committee) during the restriction period, all shares of restricted stock and RSUs subject to restriction will be forfeited and reacquired by the company, except that the Committee may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs when it finds that a waiver would be in the best interests of our company.

        If the grant is intended to be a "qualified performance-based award," the applicable performance goals must be based on the attainment of specified levels of one or more of the following measures: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share; cash flow; cash flow per share; return on equity; return on tangible equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; or improvement in or attainment of working capital levels.

        These goals are established by the Committee and may be established on a company-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be expressed in absolute amounts, on a per share basis, relative to one or more other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of other companies or other external measures. In specifying the performance goals applicable to any performance period, the Committee may provide that one or more objectively determinable adjustments shall be made to the performance measures on which the performance goals are based. A "qualified performance-based award" is a grant of restricted stock or RSUs designated as such by the Committee at the time of grant based upon a determination that (a) the recipient is or may be a "covered employee" within the meaning of Section 162(m) in the year in which we would expect to be able to claim a tax deduction with respect to such award and (b) the Committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m).

        The provisions of restricted stock and RSUs, including any applicable performance goals, need not be the same with respect to each participant. During the restriction period, the Committee may require that any stock certificates evidencing restricted shares be held by us. With respect to restricted stock awards, other than restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a shareholder holding the class or series of stock that is the subject of the award.

  Performance Awards

        The Committee may grant performance awards to eligible individuals. A performance award may be denominated or payable in cash, shares, other securities, other awards or other property and will provide the holder with the right to receive payments, in whole or in part, upon the achievement of specified performance goals. Subject to the terms of the Incentive Plan, the performance goals to be achieved, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the Committee. The Committee may, prior to or at the time of the grant, designate performance awards as "qualified performance-based awards," in which event it will condition the settlement of the awards upon the attainment of one or more of the performance goals described above under "— Restricted Stock and Restricted Stock Units." Performance awards denominated in cash that are payable to any individual participant with respect to any calendar year are limited to a maximum of $7.5 million.

  Stock Options

        The Committee may grant stock options to eligible individuals. Only non-qualified stock options are permitted to be granted under the Incentive Plan. The exercise price per share purchasable under a stock option will be determined by the Committee, but cannot be less than 100% of the fair market value of a share of our common stock on the date of grant of the option. The term of each stock option will be fixed by the Committee at the time of grant, but in no event may it be more than ten years from the grant date. The Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price may be made.

  Stock Appreciation Rights

        The Committee may grant stock appreciation rights to eligible individuals. Each stock appreciation right will confer upon the holder upon exercise the right to receive, as determined by the Committee, cash or a number of shares whose fair market value is equal to the excess of (a) the fair market value of one share of our common stock on the date of exercise (or, if the Committee determines, at any time during a specified period before or after the date of exercise) over (b) the grant price of the stock appreciation right as determined by the Committee. The grant price may not be less than 100% of the fair market value of one share on the date of grant of the stock appreciation right. Subject to the terms of the Incentive Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any stock appreciation right will be as determined by the Committee, but in no event may the term of a stock appreciation right be longer than ten years.

  Other Stock-Based Awards

        Awards of unrestricted common stock and other awards that are denominated or payable in, valued by reference to, or otherwise based upon common stock, including dividend equivalents, may also be granted under the Incentive Plan, either alone or in conjunction with other awards.

  Transferability of Awards

        Awards are non-transferable other than by will or the laws of descent and distribution. However, in the discretion of the Committee, non-qualified stock options may be transferred for no consideration to the holder's immediate family members, or to a trust, partnership or other entity for the benefit of immediate family members. Stock options and stock appreciation rights may be exercised only by the initial holder, a permitted transferee or a guardian, legal representative or beneficiary.

  Tax Withholding

        A participant must pay us, or make arrangements satisfactory to us regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld in connection with the grant, vesting, exercise or settlement of an award. Our obligations under the Incentive Plan are conditional on such payment or arrangements, and we may, to the extent permitted by law, take such action as may be necessary to withhold or collect all applicable withholding taxes from a participant. The Committee may permit a participant to satisfy tax obligations by (a) electing to have us withhold a portion of the shares or other property otherwise to be delivered in connection with an award having a fair market value equal to the amount of such taxes or (b) delivering to us shares or other property with a fair market value equal to the amount of such taxes. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

  Change-in-Control

        If a change-in-control of our company occurs, then the consequences will be as described in this paragraph unless the Committee provides otherwise in an applicable award agreement. If any outstanding award is continued, assumed or replaced by us or the surviving or successor entity in connection with the change-in-control, and if within 24 months after the change-in-control a participant's employment or other service is terminated without cause, then (i) each of the participant's outstanding options and stock appreciation rights will become exercisable in full and remain exercisable for the remaining term of the award, (ii) each of the participant's other forms of awards that are unvested will fully vest, and (iii) any performance goals applicable to the participant's performance-based awards will be deemed to have been satisfied at the target level of performance. If any outstanding award is not continued, assumed or replaced in connection with the change-in-control, then the same consequences as specified in clauses (i) through (iii) of the previous sentence will occur in connection with a change-in-control unless and to the extent the Committee elects to terminate such awards in exchange for a payment with respect to each award in an amount equal to the excess, if any, between the fair market value of the consideration that would otherwise be received in the change of control transaction for the same number of shares over the aggregate exercise price (if any) for the shares subject to such award (or, if there is not any such excess, such award may be terminated without payment).

        For purposes of the Incentive Plan, a "change-in-control" of our company generally occurs if (i) a person or group acquires 20% or more of our outstanding common stock or voting power; (ii) certain changes occur in the composition of a majority of the Board of Directors; (iii) we are involved in a merger or consolidation or sell all or substantially all of our assets (unless more than 50% of the common stock and voting power of the surviving or successor entity is owned by our shareholders immediately prior to the business combination transaction, no person has a 20% or greater interest in the common stock or voting power of the surviving or successor entity, and a majority of the board of the surviving or successor entity consists of individuals who were members of our Board prior to the transaction); or (iv) a plan of complete liquidation or dissolution of our company is approved by our shareholders. "Cause" for termination generally refers to (i) continued failure to substantially perform the participant's duties with us after written demand for substantial performance is delivered to the participant, (ii) conviction of a crime (including a misdemeanor) that, in our determination, impairs the participant's ability to perform his or her duties with us, (iii) violation of any of our policies that we deem material, (iv) violation of any securities law, rule or regulation that we deem material, (v) engagement in conduct that, in our determination, exposes us to civil or regulatory liability or injury to our reputation, (vi) engagement in conduct that would subject the participant to statutory disqualification pursuant to Section 15(b) of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, or (vii) gross or willful misconduct, as determined by us.

  Amendments and Termination

        Our Board of Directors may at any time amend, alter or discontinue the Incentive Plan, but shareholder approval is required for any amendment that could increase the number of shares granted under the Incentive Plan and as otherwise may be required by applicable stock exchange rules.

        The Committee generally may amend the terms of any award but may not decrease the exercise price of an outstanding stock option or take any other action that would constitute a "repricing" of an "underwater" stock option or stock appreciation right unless the amendment is approved by shareholders. Further, the Committee may not amend an award in a way that causes a "qualified performance-based award" to cease to qualify as such under Section 162(m), or that impairs the rights of any holder without the holder's consent unless the amendment is necessary to comply with applicable laws, stock exchange rules or any company compensation recovery policy.

        In the event an award is granted to an individual who is employed outside the United States and is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the grant as they pertain to such individual in order to comply with applicable foreign law.

  Term of the Incentive Plan

        If the amendment to the Incentive Plan is approved by shareholders, the Incentive Plan will terminate on May 8, 2023, which is the tenth anniversary of the date the shareholders approved the amended and restated Incentive Plan, or on any earlier date determined by our Board of Directors.

  Tax Consequences of Awards

        The tax consequences of awards granted under the Incentive Plan can be complex and depend, in large part, on the surrounding facts and circumstances. This section provides a brief summary of certain significant federal income tax consequences of awards under the Incentive Plan under existing U.S. law. This summary is not a complete statement of applicable law and is based upon the Internal Revenue Code, as well as administrative and judicial interpretations of the Internal Revenue Code, as in effect on the date of this description. If federal tax laws, or interpretations of such laws, change in the future, the information provided here may no longer be accurate. This section does not consider state, local or foreign tax consequences, nor does it discuss the effect of gift, estate or inheritance taxes.

        Non-qualified Stock Options.    If a participant is granted a non-qualified stock option under the Incentive Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant's basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. We generally will be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

        Other Awards.    The current federal income tax consequences of other awards authorized under the Incentive Plan generally follow certain basic patterns. Stock appreciation rights are taxed and deductible in substantially the same manner as non-statutory options. An award of nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received (determined as if the shares were not subject to any risk of forfeiture) at the time the restrictions lapse and the shares vest, unless the participant has elected under Section 83(b) of the Internal Revenue Code to accelerate income recognition and the taxability of the award to the date of grant. Restricted stock unit awards and performance awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we generally will have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) with respect to covered employees.

        Section 162(m).    Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000, unless, among other exceptions, the compensation qualifies as "performance-based compensation." The Incentive Plan is intended to meet the requirements of Section 162(m), but awards other than options and stock appreciation rights granted under the Incentive Plan will only be treated as qualified performance-based compensation under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m), including that the maximum amount of compensation a covered employee may receive is based on the satisfaction of pre-established performance goals.

        Section 409A.    The foregoing discussion of tax consequences of awards under the Incentive Plan assumes that the award discussed is either not considered a "deferred compensation arrangement" subject to Section 409A of the Internal Revenue Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed "deferred," would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. The Incentive Plan will be administered in a manner intended to comply with Section 409A.

  Plan Benefits

        As of the date of this proxy statement, the Committee has not approved any awards under the Incentive Plan as proposed to be amended and restated. Because all awards under the Incentive Plan are discretionary with the Committee, neither the number nor types of future Incentive Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable. Information regarding awards made under the existing version of the Plan during 2012 to our named executive officers is provided under the caption "Grants of Plan-Based Awards" in this proxy statement.

ITEM 4 — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

        We are asking our shareholders to provide advisory approval of the compensation of the officers included in this proxy statement, as we have described it in the "Executive Compensation" section. While this vote is advisory, and not binding on our company, the Compensation Committee of the Board of Directors will consider the outcome of the vote when making future compensation decisions for our executive officers. Following are some of the key points of our 2012 executive compensation program:

        Our compensation practices demonstrate sound corporate governance.    We continually review our executive compensation program to ensure it reflects good governance practices and the best interests of shareholders. Our executive compensation program currently includes:

  •
  Annual incentives directly tied to profitability for each year

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  Long-term incentives directly tied to returns generated for our shareholders

  •
  Meaningful annual equity awards granted in lieu of — not in addition to — annual cash incentives

  •
  No stand-alone change-in-control agreements

  •
  Implementation of a "double trigger" change-in-control provision for all future equity awards

  •
  No employment agreements with our executives other than our head of asset management

  •
  Executive officers (and directors) are prohibited from hedging shares of Piper Jaffray Companies common stock

  •
  Limited perquisites

  •
  No tax gross-ups

  •
  No repricing of underwater stock options

        We have designed our annual incentive and long-term compensation programs to be pay-for-performance.    Our annual incentive plan is funded through profitability, and awards from this plan correspond with our level of profitability for a given year. After an extremely challenging 2011, our 2012 performance improved significantly and our named executive officers' compensation returned close to historic levels. The long-term incentive compensation element we introduced in 2012 uses total shareholder return, both on an absolute and relative basis compared to our peer group, as the basis for vesting and therefore directly ties the named executive officers' compensation to the benefits realized by our shareholders.

        We performed well in a challenging environment and continue to execute our plan to improve our long-term financial performance.    Despite continuing macroeconomic factors that challenged our businesses, nearly all of our businesses registered improved results in 2012 compared to 2011. We also executed on key strategic initiatives, such as exiting unprofitable or unsustainable business, and adding resources to our higher-margin public finance, asset management and merger and acquisition businesses, which we believe position us to continue to improve our performance in the future.

        The Board of Directors recommends that shareholders approve the following advisory resolution:

        RESOLVED, that the compensation paid to the individuals identified in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis section, the compensation tables and the accompanying footnotes and narratives within the Executive Compensation section of this proxy statement), is hereby approved.

        The Board of Directors recommends that you vote FOR the advisory (non-binding) resolution.

 SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

        In order for a shareholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2014 annual meeting of shareholders, the written proposal must be received at our principal executive offices on or before November 22, 2013. The proposal should be addressed to Piper Jaffray Companies, Attention: John W. Geelan, Secretary, 800 Nicollet Mall, Suite 800, Mail Stop J09SSH, Minneapolis, Minnesota 55402. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

        In accordance with our bylaws, in order to be properly brought before the 2014 annual meeting, a shareholder's notice of the matter the shareholder wishes to present must be delivered to our principal executive offices in Minneapolis, Minnesota, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's annual meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the Securities and Exchange Commission) must be received no earlier than January 8, 2014, and no later than February 7, 2014.

HOUSEHOLDING

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. We household our proxy materials and annual reports for shareholders, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

        If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact us in writing or by telephone at Piper Jaffray Companies, Attention: Investor Relations, 800 Nicollet Mall, Suite 800, Mail Stop J09SSH, Minneapolis, Minnesota 55402, (612) 303-6336. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a shareholder at a shared address to which a single copy of either document was delivered.

OTHER MATTERS

        We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the meeting, the persons named as proxies above will vote as they deem in the best interests of Piper Jaffray.

John W. Geelan Secretary

Dated: March 22, 2013

Appendix A

PIPER JAFFRAY COMPANIES
AMENDED AND RESTATED
2003 ANNUAL AND LONG-TERM INCENTIVE PLAN

(As amended and restated effective May 8, 2013)

SECTION 1.    Purpose

        The purpose of the Plan is to promote the interests of the Company and its stockholders by giving the Company a competitive advantage in attracting, retaining and motivating employees, officers, consultants and Directors capable of assuring the future success of the Company, to offer such persons incentives that are directly linked to the profitability of the Company's businesses and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in the Company.

SECTION 2.    Definitions

        As used in the Plan, the following terms shall have the meanings set forth below.

        (a)    "Affiliate" means any entity in which the Company has, directly or indirectly through one or more intermediaries, a controlling interest or which has, directly or indirectly through one or more intermediaries, a controlling interest in the Company, within the meaning of Treasury Regulation § 1.409A-1(b)(5)(iii)(E).

        (b)   "Award" means any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

        (c)    "Award Agreement" means any written (including electronic) agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

        (d)   "Board" means the Board of Directors of the Company.

        (e)    "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

        (f)    "Change in Control" has the meaning set forth in Section 7.

        (g)   "Committee" means a committee of Directors designated by the Board to administer the Plan, which initially shall be the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be an Outside Director.

        (h)   "Company" means Piper Jaffray Companies, a Delaware corporation.

        (i)    "Covered Employee" means a Participant designated prior to the grant of Restricted Stock, Restricted Stock Unit or Performance Awards by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which any such Award is expected to be taxable to such Participant.

        (j)    "Director" means a member of the Board, including any Outside Director.

        (k)   "Dividend Equivalent" means any right granted under Section 6(e) of the Plan.

        (l)    "Effective Date" has the meaning set forth in Section 11 of the Plan.

        (m)  "Eligible Individual" means any employee, officer, Director or consultant providing services to the Company or any Affiliate, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or any Affiliate, whom the Committee determines to be an Eligible Individual. For purposes of this Plan, the terms "employed" and "employment" (but not "employee") will, unless the context clearly indicates otherwise, be deemed to include the service provider relationships involving officers, non-employee Directors and consultants.

        (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (o)   "Exercise Price" has the meaning set forth in Section 6(a) of the Plan.

        (p)   "Fair Market Value" means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in a manner consistent with Code Section 409A. Notwithstanding the foregoing and except as otherwise provided by the Committee, the Fair Market Value of a Share as of a given date shall be the closing sales price for one Share on that date on the New York Stock Exchange or such other established securities market as may at the time be the principal market for the Shares, or if the Shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which the Shares are traded, all as reported by such source as the Committee may select.

        (q)   "Non-Qualified Stock Option" means any Stock Option that is not designated as, or is not intended to qualify as, an "incentive stock option" within the meaning of Section 422 of the Code.

        (r)    "Outside Director" means any Director who qualifies as an "outside director" within the meaning of Section 162(m) of the Code, as a "non-employee director" within the meaning of Rule 16b-3 and as an "independent director" pursuant to the requirements of the New York Stock Exchange.

        (s)    "Participant" means an Eligible Individual designated to be granted an Award under the Plan.

        (t)    "Performance Award" means any right granted under Section 6(d) of the Plan.

        (u)   "Performance Goals" means the performance goals established by the Committee in connection with the grant of an Award. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures with respect to the Company or such subsidiary, division or department of the Company for or within which the Participant performances services: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after- tax income; earnings per share; cash flow; cash flow per share; return on equity; return on tangible equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. Any Performance Goal based upon one or more of the measures described may be expressed in absolute amounts, on a per share basis, relative to one or more other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of other companies or other external measures. In specifying the Performance Goals applicable to any performance period, the Committee may provide that one or more objectively determinable adjustments shall be made to the performance measures on which the performance goals are based.

        (v)   "Plan" means this Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.

        (w)  "Qualified Performance-Based Award" means a Restricted Stock, Restricted Stock Unit or Performance Award designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock, Restricted Stock Unit or Performance Award and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

        (x)   "Restricted Stock" means any Share granted under Section 6(c) of the Plan.

        (y)   "Restricted Stock Unit" means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

        (z)    "Rule 16b-3" means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

        (aa)  "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

        (bb) "Share" or "Shares" means a share or shares of common stock, par value $.01 per share, of the Company.

        (cc)  "Stock Appreciation Right" means any right granted under Section 6(b) of the Plan.

        (dd) "Stock Option" means a Non-Qualified Stock Option granted under Section 6(a) of the Plan.

SECTION 3.    Administration

        (a)    Power and Authority of the Committee.    The Plan shall be administered by the Committee. Subject to the terms of the Plan and to applicable law, the Committee shall have full power and authority to:

            (i)  designate Participants;

           (ii)  determine whether and to what extent any type (or types) of Award is to be granted hereunder;

          (iii)  determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

          (iv)  determine the terms and conditions of any Award or Award Agreement;

           (v)  subject to Section 9 hereof, amend the terms and conditions of any Award or Award Agreement and accelerate the vesting and/or exercisability of any Stock Option or Stock Appreciation Right or waive any restrictions relating to any Award; provided, however, that (A) except for adjustments pursuant to Section 4(c) of the Plan, in no event may any Stock Option or Stock Appreciation Right granted under this Plan be (w) amended to decrease the Exercise Price or grant price thereof, (x) cancelled in conjunction with the grant of any new Stock Option or Stock Appreciation Right with a lower Exercise Price or grant price, (y) cancelled in exchange for cash, the grant of any other form of Award or other property at a time when the Exercise Price of the Stock Option or the grant price of the Stock Appreciation Right is greater than the current Fair Market Value of a Share, or (z) otherwise subject to any action that would be treated, for accounting purposes, as a "repricing" of such Stock Option or Stock Appreciation Right, unless such amendment, cancellation, repurchase or action is approved by the stockholders of the Company and (B) the Committee may not adjust upwards the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code.

          (vi)  determine whether, to what extent and under what circumstances the exercise price of Awards may be paid in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

         (vii)  determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

        (viii)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

          (ix)  adopt, alter, suspend, waive or repeal such rules, guidelines and practices and appoint such agents as it shall deem advisable or appropriate for the proper administration of the Plan; and

           (x)  make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including without limitation, the Company, its Affiliates, subsidiaries, shareholders, Eligible Individuals and any holder or beneficiary of any Award.

        (b)    Action by the Committee; Delegation.    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate all or any part of its duties and powers under the Plan to one or more persons, including Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in a manner that would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption; and provided, further, that any such delegation may be revoked by the Committee at any time.

        (c)    Power and Authority of the Board.    Notwithstanding anything to the contrary contained herein, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 4.    Shares Available for Awards

        (a)    Shares Available.    Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 7,000,000. Shares that may be issued under the Plan may be authorized but unissued Shares or Shares re-acquired and held in treasury.

        (b)    Accounting for Awards.    For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

        (c)    Adjustments.    In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Shares outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Exercise Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, the provision of an amount in cash in consideration for any such Awards); provided, however, that the number of shares subject to any Award shall always be a whole number. Without limiting the generality of the foregoing, in connection with any Disaffiliation of a subsidiary of the Company, the Committee shall have the authority to arrange for the assumption or replacement of Awards with new awards based on shares of the affected subsidiary or by an affiliate of an entity that controls the subsidiary following the Disaffiliation. For purposes hereof, "Disaffiliation" of a subsidiary shall mean the subsidiary's ceasing to be a subsidiary of the Company for any reason (including, without limitation, as a result of a public offering, spin-off, sale or other distribution or transfer by the Company of the stock of the subsidiary). Notwithstanding the foregoing, to the extent that any Award is otherwise considered to be deferred compensation under Section 409A of the Code, any adjustment to such Award will comply with Section 409A of the Code (including current and future guidance issued by the Department of Treasury and or the Internal Revenue Service).

        (d)    Award Limitations.    No more than 250,000 shares of Common Stock may be subject to Qualified Performance-Based Awards granted to any Eligible Individual in any fiscal year of the Company. No more than 500,000 shares of Common Stock may be subject to Stock Option and Stock Appreciation Rights Awards granted to any Eligible Individual in any fiscal year of the Company.

SECTION 5.    Eligibility

        Any Eligible Individual shall be eligible to be designated a Participant. In determining which Eligible Individuals shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Individuals, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.

SECTION 6.    Awards

        (a)    Stock Options.    The Committee is hereby authorized to grant Stock Options (which may only be Non-Qualified Stock Options) to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i)    Exercise Price.    The purchase price per Share purchasable under a Stock Option (the "Exercise Price") shall be determined by the Committee; provided, however, that such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Stock Option.

          (ii)    Option Term.    The term of each Stock Option shall be fixed by the Committee at the time of grant, but in no event shall be more than 10 years from the date of grant.

          (iii)    Time and Method of Exercise.    The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable Exercise Price) in which, payment of the Exercise Price with respect thereto may be made or deemed to have been made.

        (b)    Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Individuals subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares whose Fair Market Value is equal to the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in accordance with the requirements of Code Section 409A, at any time during a specified period not more than 30 days before or after the date of exercise) over (B) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee, provided that in no event shall the term of a Stock Appreciation Right be longer than ten years.

        (c)    Restricted Stock and Restricted Stock Units.    The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i)    Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, limitations on transfer, forfeiture conditions, limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. The grant or vesting of Restricted Stock and Restricted Stock Units may be performance-based or time-based or both. Restricted Stock and Restricted Stock Units may be Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment of Performance Goals.

          (ii)    Stock Certificates; Delivery of Shares.

            (A)  Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the applicable

    Award Agreement and possible forfeiture of such shares of Restricted Stock. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

            (B)   In the case of Restricted Stock Units, no Shares or other property shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units (or at such later time as may be determined by the Committee), Shares or cash or other property shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.

          (iii)    Forfeiture.    Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

        (d)    Performance Awards.    The Committee is hereby authorized to grant Performance Awards to Eligible Individuals subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares, other securities, other Awards (including, without limitation, Restricted Stock and Restricted Stock Units) or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee may, prior to or at the time of the grant, designate Performance Awards as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. Performance Awards denominated in cash that are payable to any individual Participant with respect to any calendar year will be limited to a maximum of $7,500,000.

        (e)    Dividend Equivalents.    The Committee is hereby authorized to grant Dividend Equivalents to Eligible Individuals under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent in value to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine, but no right to a Dividend Equivalent shall be contingent, directly or indirectly, upon the exercise of a Stock Option or Stock Appreciation Right.

        (f)    Other Stock Grants.    The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Individuals Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

        (g)    Other Stock-Based Awards.    The Committee is hereby authorized to grant to Eligible Individuals, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

        (h)   General.

          (i)    Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

          (ii)    Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iii)    Forms of Payment Under Awards.    Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including cash, Shares, other securities, other Awards or other property or any combination thereof); provided, however, that such payments or transfers shall not be in the form of promissory notes. Such payments or transfers may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

          (iv)    Limits on Transfer of Awards.    No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Stock Option, whether directly or indirectly or by means of a trust or partnership or otherwise, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise determined by the Committee, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v)    Term of Awards.    Subject to Sections 6(a)(ii) and 6(b) of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

          (vi)    Restrictions.    All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

SECTION 7.    Change in Control

        (a)    Impact of Event.    Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control, the provisions of Section 7 of the Plan as in effect prior to May 8, 2013 shall apply to Awards granted prior to that date, and the following provisions shall apply to Awards granted on or after that date:

          (i)    Continuation, Assumption or Replacement of Awards.    In the event of a Change in Control that is a Corporate Transaction (as defined in Section 7(b)(iii) below), if the corporation resulting from the Corporate Transaction (as described in Section 7(b)(iii) below and referred to as the "Surviving Entity") agrees to continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required by Section 4(c) above), then such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 7(a)(iv) below. The Surviving Entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 7(a)(i), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Section 409A, either (A) the contractual obligations represented by the Award are expressly assumed by the Surviving Entity with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (B) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and is subject to substantially similar terms and conditions as the Award.

          (ii)    Acceleration.    If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then (A) all outstanding Stock Option and Stock Appreciation Rights Awards shall become fully exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction, (B) all other forms of Awards then outstanding shall fully vest immediately prior to the effective time of the Corporate Transaction, and (C) any Performance Goals applicable to such other forms of Awards will be deemed to have been satisfied at the target level of performance specified in connection with the applicable Award. The Committee shall provide written notice of the period of accelerated exercisability of Stock Option and Stock Appreciation Rights Awards to all affected Participants, and any exercise of such accelerated Awards shall be effective only immediately before, and shall be conditioned upon, the consummation of the Corporate Transaction. If a Change in Control described in Section 7(b)(iv) below occurs, then unless the Committee provides otherwise at the time of the Change in Control, outstanding Awards shall be dealt with as provided in clauses (A) and (B) of this paragraph, with the consummation of the dissolution or liquidation being deemed the "effective time of the Corporate Transaction" for these purposes.

          (iii)    Payment for Awards.    If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may terminate some or all of such outstanding Awards, in whole or in part, at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as provided in this Section 7(a)(iii). The Committee will not be required to treat all Awards similarly for purposes of this Section 7(a)(iii). The payment for any Award or portion thereof terminated shall be in an amount equal to the excess, if any, of (A) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award or portion thereof being terminated, over (B) the aggregate exercise price (if any) for the Shares subject to such Award or portion thereof being terminated. If there is no excess, such Award may be terminated without payment to the affected Participant. Payment of any amount under this Section 7(a)(iii) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Corporate Transaction, and may, in the Committee's discretion, include subjecting such payments to vesting conditions comparable to those of the Award surrendered, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company's shareholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

          (iv)    Termination After a Change in Control.    If, within 24 months after a Change in Control (A) described in Section 7(b)(i) or 7(b)(ii) below or (B) that is a Corporate Transaction and in connection with which outstanding Awards are continued, assumed or replaced as described in Section 7(a)(i), a Participant experiences an involuntary termination of employment for reasons other than Cause (as defined in Section 7(c) below), then (i) outstanding Stock Options and Stock Appreciation Rights issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable in accordance with their terms, (ii) all other forms of outstanding Awards issued to the Participant will become immediately fully vested and non-forfeitable; and (iii) any Performance Goals applicable to such other forms of Awards will be deemed to have been satisfied at the target level of performance specified in connection with the applicable Award.

        (b)    Definition of Change in Control.    For purposes of the Plan, and unless otherwise provided in an applicable Award Agreement, a "Change in Control" shall mean the happening of any of the following events:

            (i)  An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) Any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) Any acquisition by the Company, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) Any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b); or

           (ii)  A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

           (iv)  The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        (c)    Definition of Cause.    For purposes of this Section 7, "Cause" means what the term is defined to mean in a then-effective written agreement (including an Award Agreement) between a Participant and the Company or any Affiliate or, in the absence of any such then effective agreement or definition, means (i) a Participant's continued failure to substantially perform his or her duties with the Company or an Affiliate after written demand for substantial performance is delivered to the Participant, (ii) a Participant's conviction of a crime (including a misdemeanor) that, in the Company's determination, impairs the Participant's ability to perform his or her duties with the Company or an Affiliate, (iii) a Participant's violation of any policy of the Company or an Affiliate that the Company deems material, (iv) a Participant's violation of any securities law, rule or regulation that the Company deems material, (v) a Participant's engagement in conduct that, in the Company's determination, exposes the Company or an Affiliate to civil or regulatory liability or injury to their reputations, (vi) a Participant's engagement in conduct that would subject the Participant to statutory disqualification pursuant to Section 15(b) of the Exchange Act and the regulations promulgated thereunder, or (vii) a Participant's gross or willful misconduct, as determined by the Company.

SECTION 8.    Income Tax Withholding

        No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal or foreign income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, be entitled to take such action and establish such procedures as it deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from such Participant, including without limitation withholding applicable tax from Participant's cash compensation paid by the Company or an Affiliate. In order to assist a Participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares or other property otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares or other property other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, provided that, in either case, not more than the legally required minimum withholding may be settled with Shares. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

SECTION 9.    Amendment and Termination

        (a)    Amendments to the Plan.    The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made that:

            (i)  requires stockholder approval under the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

           (ii)  increases the number of Shares authorized under the Plan as specified in Section 4(a) of the Plan.

        (b)    Amendments to Awards.    Subject to Section 3(a)(v), the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof or such amendment would cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption. The Committee may unilaterally amend any Award, and it will be conclusively presumed that such action will not adversely affect the rights of the holder of such Award, if such amendment is determined by the Committee to be necessary to cause the Award to comply with applicable laws, including Code Section 409A, stock exchange rules or any compensation recovery policy as provided in Section 10(p).

        (c)    Correction of Defects, Omissions and Inconsistencies.    The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 10.    General Provisions

        (a)    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Individuals or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

        (b)    Award Agreements.    No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

        (c)    No Rights of Stockholders.    Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

        (d)    No Limit on Other Compensation Plans or Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

        (e)    No Right to Employment.    The Plan shall not constitute a contract of employment, and adoption of the Plan or the grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or an Affiliate, or a non-employee Director to be retained as a Director, nor shall it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

        (f)    Governing Law.    The Plan and all Awards granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws thereof.

        (g)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

        (h)    Application to Participants Outside the United States.    In the event an Award is granted to a Participant who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law.

        (i)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Individual or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        (j)    Other Benefits.    No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

        (k)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

        (l)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        (m)    Section 16 Compliance; Section 162(m) Administration.    The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Individuals. The Company intends that all Stock Options and Stock Appreciation Rights granted under the Plan to individuals who are or who the Committee believes will be Covered Employees will constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

        (n)    Conditions Precedent to Issuance of Shares.    Shares shall not be issued pursuant to the exercise or payment of the Exercise Price or purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended from time to time, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the Exercise Price or purchase price relating to such Award, the Company may require that the person exercising or paying the Exercise Price or purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

        (o)    Conformance to Section 409A of the Code.    To the extent that any Award constitutes a deferral of compensation subject to Section 409A of the Code, the following provisions shall apply notwithstanding any other provision of the Plan:

            (i)  If such Award provides for a change in the time or form of payment of such Award upon a Change in Control of the Company, no Change in Control shall be deemed to have occurred upon an event described in Section 7(b) of the Plan unless such event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Section 409A of the Code.

           (ii)  If any amount is payable under such Award upon a termination of employment or other service, a termination of employment or other service will be deemed to have occurred only at such time as the Participant has experienced a "separation from service" as such term is defined for purposes of Code Section 409A.

          (iii)  If any amount shall be payable with respect to any such Award as a result of a Participant's "separation from service" at such time as the Participant is a "specified employee," then no payment shall be made, except as permitted under Code Section 409A, prior to the first day of the seventh (7th) calendar month beginning after the Participant's separation from service (or the date of his or her earlier death). The Company may adopt a "specified employee identification policy" which specifies the identification date, the effective date of any change in the key employee group, compensation definition and other variables that are relevant in identifying specified employees, and which may include an alternative method of identifying specified employees consistent with the regulations under Code Section 409A. In the absence of any such policy or policy provision, for purposes of the above, the "identification date" is each December 31st, and an employee who satisfies the above conditions will be considered to be a "specified employee" from April 1st following the identification date to March 31st of the following year, and the compensation and other variables, and special rules for corporate events and special rules relating to nonresident aliens, that is necessary in identifying specified employees will be determined and applied in accordance with the defaults specified in the regulations under Code Section 409A. Any Specified Employee Identification Policy will apply uniformly to all nonqualified deferred compensation plans subject to Code Section 409A that are maintained by the Company or an Affiliate.

To the extent the Committee elects to exercise its discretion to permit or require a Participant to defer receipt of cash or Shares that would otherwise be due to him or her under the Plan upon the vesting or settlement of any Award, such deferral shall occur in accordance with a written plan, rules or procedures adopted for that purpose by the Committee. Any such plan, rules or procedures will be intended to comply with the requirements of Code Section 409A, including those with respect to the time when a deferral election may be made, the period of the deferral and the events that would result in the payment of the deferred amount.

        (p)    Compensation Recovery Policy.    Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Award Agreement evidencing an outstanding Award may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

SECTION 11.    Effective Date of Plan

        The Plan originally became effective in December 2003, and amendments to and/or restatements of the Plan were approved by the Company's stockholders and became effective on April 28, 2004, May 2, 2006, May 7, 2008, May 7, 2009. The Board approved the most recent amendment and restatement of the Plan on February 5, 2013, subject to approval by the Company's stockholders, and the Plan as so amended and restated shall be effective upon the date of such stockholder approval (the "Effective Date"). If the Company's stockholders fail to approve such amendment and restatement of the Plan by June 30, 2013, the Plan will continue in effect in the form in which it existed immediately prior to that date.

SECTION 12.    Term of the Plan

        The Plan will terminate on the tenth anniversary of the Effective Date or any earlier date of discontinuation or termination established pursuant to Section 9 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

 LOCATION OF PIPER JAFFRAY COMPANIES ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 8, 2013, at 2:30 p.m.
The Huber Room in our Minneapolis Headquarters
12th Floor, U.S. Bancorp Center
800 Nicollet Mall
Minneapolis, MN 55402

N
Target Center
1st Ave. N.
Hennepin Ave.
Washington Ave.
11th Street N.
12th St. N.
Marquette Ave.
4th Street S.
Nicollet Mall
7th Street S.
8th Street S.
9th Street S.
5th Ave. S.
11th Street S.
12th Street S.
Chicago Avenue S.
Hubert H. Humphrey Metrodome
Minneapolis Convention Center
LaSalle Ave.
8th St. South
9th St. South
Nicollet Mall

I-94
I-694
I-494
I-94
35W
N
169
100
35E
I-394
MPLS.
ST. PAUL
INT'L AIRPORT
5

PARKING: Recommended in the U.S. Bancorp Center Public Parking on LaSalle Avenue. The entrance is on LaSalle Avenue between 8th and 9th streets.

FROM THE NORTH:
Take I-94 South/East to 4th Street exit. Continue straight onto 4th Street North. Turn right onto 1st Avenue North. Turn left onto 8th Street North. Turn right onto LaSalle Avenue. Follow LaSalle Avenue for .5 blocks and U.S. Bancorp Center Public Parking will be on your left.

FROM THE SOUTH (AIRPORT):
Take I-494 West from the Minneapolis Airport. Take the I-35 North exit and go north on 1-35 towards DOWNTOWN EXITS. Take the 5th Avenue South exit. Turn left onto 9th Street South. Turn right onto LaSalle Avenue. Follow LaSalle Avenue for .5 blocks and U.S. Bancorp Center Public Parking will be on your right.

FROM THE EAST:
Take I-94 West towards Minneapolis. Take the 11th Street South exit.
Turn slight left to take the 11th Street South ramp. Turn slight left onto 11th Street South. Turn right onto LaSalle. Follow LaSalle Avenue for 2.5 blocks and U.S. Bancorp Center Public Parking will be on your right.

FROM THE WEST:
Take I-394 East towards Minneapolis. Take the 12th Street North exit.
Turn slight right onto 12th Street North. Turn left onto Hennepin Avenue. Turn right onto 8th Street South. Turn right onto LaSalle Avenue. Follow LaSalle Avenue for .5 blocks and U.S. Bancorp Center Public Parking will be on your left.

        Beneficial owners of common stock held in street name by a broker, bank, trust or other nominee may need proof of ownership to be admitted to the meeting. A brokerage statement or letter from the broker, bank, trust or other nominee are examples of proof of ownership.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Tuesday, May 7, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Piper Jaffray Companies in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, May 7, 2013. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 800 NICOLLET MALL, SUITE 800 MAIL STOP J09SSH MINNEAPOLIS, MN 55402 M55325-P32918 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. PIPER JAFFRAY COMPANIES For All Except For All Withhold All The Board of Directors recommends that you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 06) Philip E. Soran 07) Michele Volpi 08) Hope B. Woodhouse 01) Andrew S. Duff 02) Michael R. Francis 03) B. Kristine Johnson 04) Addison L. Piper 05) Lisa K. Polsky Abstain For Against The Board of Directors recommends you vote FOR the following proposals: ! ! ! 2. Ratification of the selection of Ernst & Young LLP as the independent auditor for the year ending December 31, 2013. ! ! ! 3. Approval of the Amended and Restated 2003 Annual and Long-Term Incentive Plan. ! ! ! 4. Advisory resolution approving the compensation of the officers disclosed in the proxy statement, or a "say-on-pay" vote. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. No Yes Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

ANNUAL MEETING OF SHAREHOLDERS Wednesday, May 8, 2013 2:30 p.m. (Central Daylight Time) Piper Jaffray Companies The Huber Room in our Minneapolis Headquarters 12th Floor, U.S. Bancorp Center 800 Nicollet Mall Minneapolis, MN 55402 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.piperjaffray.com/proxymaterials. M55326-P32918 PIPER JAFFRAY COMPANIES PROXY FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS I appoint John W. Geelan and Debbra L. Schoneman, together and separately, as proxies, to vote all shares of common stock that I have power to vote at the annual meeting of shareholders to be held on May 8, 2013 in Minneapolis, Minnesota, and at any adjournment or postponement thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. The proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting and they may name others to take their place. The proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting and they may name others to take their place. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made but the card is signed, this proxy card will be voted FOR the election of all nominees under Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, and in the discretion of the proxies with respect to such other business as may properly come before the meeting. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

[E-mail notice regarding electronic delivery of proxy materials sent by Broadridge Financial Solutions]

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Instead, this e-mail contains instructions on how to access the 2012 Annual Report to Shareholders and the 2013 Proxy Statement for Piper Jaffray Companies and how to vote shares via the Internet.

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Important Notice Regarding the Availability of Proxy Materials

This is a NOTIFICATION of the:

Piper Jaffray Companies 2013 Annual Meeting of Shareholders

RECORD DATE: March 13, 2013

MEETING DATE: May 8, 2013

CUSIP NUMBER:

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This e-mail represents all shares in the following account(s):

Please review the Piper Jaffray Companies 2012 Annual Report to Shareholders and 2013 Proxy Statement before voting. The Proxy Statement discusses the proposals to be voted on, information about the annual meeting and voting, and other information about the company.  You can view the Piper Jaffray Companies 2012 Annual Report to Shareholders and 2013 Proxy Statement and enter your voting instructions at the following site. If your browser supports secure transactions you will be automatically directed to a secure site.

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